GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


July 23, 1999

Dear Guinness Flight Shareholder:

     We are pleased to present our semi-annual report for the Guinness Flight Investment Funds for the period ended June 30, 1999. This report marks the fifth anniversary of two of the funds, the China & Hong Kong Fund and the Global Government Bond Fund, both of which launched on June 30, 1994.

     The first half of 1999 has been a rewarding period for most of the Guinness Flight Investment Funds. Five of the seven funds have returned, on a total return basis, gains in excess of 25% per fund for the six months ended June 30, 1999(1). It is a pleasure to be able to report such positive results given the disappointments experienced during the depths of the Asian crisis.

     The worst of the Asian crisis does indeed appear to be behind us as we see continuing signs of economic recovery in that region. We began to see evidence of improvement at the end of the third quarter last year, and while we recognize that the crisis has not completely passed, the foundations underlying these economies appear to be getting stronger.

     We have shifted the portfolios in the Asia funds from a primarily defensive to a more strategic positioning that we hope will take advantage of this recovery. We began this shift last October when our Hong Kong investment team determined that the Asian recovery was underway. In particular, we have positioned stronger weightings in growing countries such as South Korea, Thailand and Taiwan, where imports and consumer confidence are on the rise, and domestic industrial production has responded to higher demand. Our outlook on China still remains a positive one, although recovery there has been slow.

     Since our first semi-annual report at year-end 1994, we have taken the opportunity in every report to remind investors that, despite our optimism about Asia, it is a volatile region. Fortunately, this economic reality has worked to our advantage thus far this year with a dramatic rebound in Asian markets, but as we have experienced with the Asian crisis, such volatility can also be an unpleasant negative. The Asian crisis did not dampen our enthusiasm, however, and we are pleased that so many of you demonstrated your confidence in the


----------
(1) Share prices and returns fluctuate so that you may have a gain or loss when you redeem your shares. Please remember that past performance is not a guarantee of future results.

region, our management and our funds. We remain steadfast in our belief that the changes underway in Asia are generally positive and provide long-term investors with an excellent opportunity.

     The Guinness Flight Wired IndexTM Fund has gotten off to a fine start. For the first six months of the year, this fund has produced a total return of 25.59%. Even more impressive is its total return of 40.16% from launch on December 15, 1998 through June 30, 1999. As the fund's portfolio manager, Doug Blatch, sums up, "The New Economy is alive and well as companies forge new alliances, merge with others and embark on global expansion."

     Two of the Guinness Flight Funds have not performed as well as the other funds. Higher interest rates and a buoyant U. S. dollar made the first six months of 1999 difficult for the Global Government Bond Fund. For the six months ended June 30, this fund has produced a negative total return of 9.13%. The performance of the New Europe Fund lagged as well with a negative total return of 4.03% for the same period. This result is largely due to economic slowdown in the region coupled with weakness of the Euro.

     The portfolio managers for each of the Guinness Flight funds have provided a more complete analysis in the individual letters that accompany the financial results for the funds within this semi-annual report.

     Please visit our award-winning web site, www.gffunds.com, to get the most recent information about your funds, your investment adviser and the marketplace in general. One of the services we provide shareholders is an email service covering a variety of topics relevant to our range of funds. Please visit our site to sign up for the email services that interest you. We continue to add features to our web site and will offer account access in coming months.

     Thank you for your ongoing support and participation. We appreciate the confidence you have placed in us, and we look forward to continuing to serve you.

Sincerely,

/s/James J. Atkinson

James J. Atkinson, Jr.
President


WIRED(R) IS A REGISTERED TRADEMARK, AND GUINNESS FLIGHT WIRED INDEX(TM) FUND A SERVICE MARK, OF ADVANCE MAGAZINE PUBLISHERS INC., AND ARE USED WITH PERMISSION OF ADVANCE MAGAZINE PUBLISHERS, INC. ADVANCE MAGAZINE PUBLISHERS, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING, THE GUINNESS FLIGHT WIRED INDEX(TM) FUND OR THE TRADEMARKS.

GUINNESS FLIGHT ASIA BLUE CHIP FUND

THE BACKDROP

     While the declining interest rate environment during the second half of 1998 was originally dismissed by many investors as a sign that Asia was following Japan into a deflation- ary spiral, the subsequent sharp recovery in industrial production and consumer confidence has changed many minds. The revised outlook for Asia's economies is now one of positive growth.

     Along with a rise in domestic demand, we are also seeing a recovery in exports. The primary reason for the previous slump in external demand was the sharp reduction in intra-regional trade as a result of the shrinking Asian economies. Now, as regional economies grow, intra-regional trade is also growing.

     The volume of transactions in the residential property market has increased sharply this year. Throughout Asia, residential property prices have fallen sharply, and as lower interest rates have also reduced mortgage rates, property prices are now more affordable than they have been during the past ten years.

     In addition to the positive economic news, the business community in Asia is also beginning to alter its traditional perspective from a preoccupation entirely with revenue and market share to one that appreciates the methods and risks involved in achieving those goals. This approach, while still very new, should create changes for the better and provide a stronger business infrastructure.

THE FUND

     The defensive positioning of the fund at the end of last year hurt its performance relative to the MSCI index, as Asian markets have been very strong due to the economic revival. In particular, the underweight position in Korea, which benefited from strong foreign buying, contributed significantly to the underperformance. Defensive stocks held in other markets where an economic recovery has taken place were also negatively contributing factors.

     We made significant changes to the portfolio during the first half of this year. Most notable was the sharp increase in South Korea weightings. New purchases included Korea Telecom, SK Telecom, Housing & Commercial Bank, Korea Electric Power and Pohang Iron & Steel.

     In Taiwan, we added to the electronics sector through new holdings in Asustek Computer and Synnex Technology. The weighting in Silicon Precisionware was also increased. As we expect Taiwanese trade and industrial production to increase, we have also added transport company Evergreen Marine to the portfolio and increased the weighting in China Steel.

     Offsetting reductions were made in the Singapore and Philippine weightings. Because the economic downturn was much less pronounced in these countries, the upside potential in a recovery is not as great. The Hong Kong weighting was also cut back during this period, reflecting our concerns about the potential for increases in U. S. interest rates. Within Asia, the Hong Kong economy would be the most pressured by a U. S. rate increase due to the pegged currency.

THE OUTLOOK

     We believe the Asian economies are now growing. One sign of this growth is the increase in import figures over the last several months throughout Asia. Indeed, the rate of recovery in Thailand and Korea has been spectacular with both reporting very strong increases. Every country in Asia that provides monthly industrial production figures continues to report accelerating growth. Consumer confidence is expected to improve as the economies recover, which should further stimulate domestic consumption. Investor confidence has already risen because of expectations of good profits and a sustainable economic recovery. There are good reasons to consider that the recovery is sustainable since corporate profits normally surprise on the upside as an economy comes out of recession.

     Against this backdrop, we have been rotating the fund away from the ultra-defensive stance of last year. We believe the best returns will be made from the markets and sectors that have struggled during the recession and therefore will focus more on banking and industrial sectors in the coming months.

-- Robert Conlon
Hong Kong

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND

                                 FUND HIGHLIGHTS

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in the Portfolio:              52    FUND MANAGERS:
Portfolio Turnover:                      46.16%    Robert Conlon; Agnes Chow
% of Stocks in Top 10:                   34.37%

TOP 10 HOLDINGS (% OF NET ASSETS)                  TOP 5 SECTORS (% OF NET ASSETS)
Korea Electric Power Corp.                4.38%    Banking                              21.20%
HSBC Holdings Plc                         4.19%    Utilities                            13.12%
Development Bank of                                Telecommunications                   12.36%
 Singapore                                3.76%    Real Estate                           8.35%
Hutchison Whampoa                         3.72%    Electronics                           7.83%
Housing & Commercial Bank                 3.37%
Pohang Iron & Steel Ltd.                  3.34%    TOP 5 COUNTRIES (% OF NET ASSETS)
Sun Hung Kai Properties Ltd.              3.28%    Hong Kong                            28.65%
Singapore Airlines Ltd.                   2.93%    South Korea                          16.80%
Cheung Kong                               2.74%    Singapore                            14.71%
Taiwan Semiconductor                      2.66%    Taiwan                               14.53%
                                                   Malaysia                              6.38%


  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
            ASIA BLUE CHIP FUND AND THE MSCI ASIA FREE EX-JAPAN INDEX

               Guinness Flight          MSCI Asia Free
             Asia Blue Chip Fund         X-Japan Index
             -------------------         -------------
4/29/96*        $10,000                     $10,000
6/30/96           9,904                       9,706
9/30/96           9,840                       9,372
12/31/96         10,384                       9,564
3/31/97           9,880                       9,247
6/30/97          10,411                       9,815
9/30/97           8,697                       8,064
12/31/97          6,471                       5,591
3/31/98           6,759                       6,065
6/30/98           4,951                       4,126
9/30/98           4,661                       3,753
12/31/98          5,709                       5,017
3/31/99           5,950                       5,389
6/30/99           7,450                       7,179


* Inception date.

                Average Annual Total Return

            One Year       Since Inception
            --------       ---------------

             50.49%             -8.87%

Past performance is not predictive of future performance

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
SHARES            COMMON STOCKS: 93.79%                                VALUE
--------------------------------------------------------------------------------
                  HONG KONG: 28.65%
 30,000           Cheung Kong .....................................  $  266,799
 40,000           CLP Holdings Ltd. ...............................     194,364
100,000           Dairy Farm International Holdings ...............     120,000
 20,000           Hang Seng Bank ..................................     223,621
 91,300           Hong Kong & China Gas ...........................     132,385
  7,500           Hong Kong & China Gas Warrants ..................       1,218
 35,000           Hong Kong Electric ..............................     112,777
 11,200           HSBC Holdings Plc ...............................     408,526
 40,000           Hutchison Whampoa ...............................     362,176
 45,000           Johnson Electric Holdings .......................     185,599
 40,500           Smartone Telecommunications .....................     144,071
 20,000           Television Broadcasts Ltd. ......................      93,831
 35,000           Sun Hung Kai Properties .........................     319,160
 46,000           Swire Pacific Ltd. ..............................     227,668
                                                                     ----------
                  Total Hong Kong .................................   2,792,195
                                                                     ----------
                  INDIA: 2.07%
 20,000           Mahanagar Tele Nigam GDR ........................     201,500
                                                                     ----------
                  INDONESIA: 0.01%
  3,080           Bank International Indonesia Warrants ...........          26
                                                                     ----------
                  MALAYSIA: 6.38%
 54,000           Malayan Banking .................................     139,276
 80,000           Malaysian Intern Shipping Corp. .................     125,792
 80,000           Petronas Gas Berhad .............................     162,896
  1,000           RHB Sakura Merchant Bankers .....................         697
 60,000           Telecom Malaysia ................................     192,760
                                                                     ----------
                  Total Malaysia ..................................     621,421
                                                                     ----------
                  PHILIPPINES: 5.22%
 50,000           Bank of Philippine Islands ......................     178,712
 50,000           Manila Electric .................................     180,026
    127           Metropolitan Bank & Trust .......................       1,268
  5,000           Philippine Long Distance Telephone ADR ..........     148,750
                                                                     ----------
                  Total Philippines ...............................     508,756
                                                                     ----------

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
SHARES                                                                    VALUE
--------------------------------------------------------------------------------
                  SINGAPORE: 14.71%
 30,000           Development Bank of Singapore - Foreign .........  $  366,886
 41,750           Keppel Corp. Ltd. ...............................     142,374
 30,000           Singapore Airlines Ltd - Foreign ................     285,748
 13,000           Singapore Press Holdings ........................     221,660
100,000           Singapore Telecom Ltd. ..........................     171,684
 35,000           United Overseas Bank - Foreign ..................     244,885
                                                                     ----------
                  Total Singapore .................................   1,433,237
                                                                     ----------
                  SOUTH KOREA: 16.80%
 10,000           Housing & Commercial Bank GDR ...................     328,365
 20,679           Korea Electric Power - GDR ......................     426,504
  3,907           Korea Telecom - GDR .............................     143,582
 10,000           Pohang Iron & Steel - GDR .......................     325,000
  3,933           Samsung Electronics GDR .........................     211,084
 13,000           SK Telecom - GDR ................................     203,125
                                                                     ----------
                  Total South Korea ...............................   1,637,660
                                                                     ----------
                  TAIWAN: 14.53%
 11,000           Acer - GDR ......................................     143,550
 14,000           Asustek Computer - GDR ..........................     157,795
 9,326            China Steel - GDR ...............................     144,321
 6,053            Evergreen Marine - GDR ..........................      77,408
 19,360           Fubon Insurance Co. GDR .........................     242,000
 7,968            President Enterprise - GDR ......................      71,712
 13,600           Siliconware Precision GDR .......................     186,660
 6,400            Synnex Tech. - GDR ..............................     133,965
 7,500            Taiwan Semiconductor ADR ........................     258,750
                                                                     ----------
                  Total Taiwan ....................................   1,416,161
                                                                     ----------
                  THAILAND: 5.42%
 96,500           Electricity Generation ..........................     184,595
 10,000           PTT Exploration & Production - Foreign ..........      76,516
 50,000           Thai Airways ....................................      94,288
 56,000           Thai Farmers Bank - Foreign .....................     173,220
                                                                     ----------
                  Total Thailand ..................................     528,619
                                                                     ----------
                  TOTAL COMMON STOCKS: 93.79%
                    (Identified Cost $7,309,142) ..................   9,139,575
                                                                     ----------

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
PAR VALUE         CORPORATE BONDS: 2.44%                                 VALUE
--------------------------------------------------------------------------------
$100,000          Nan Ya Plastics
                   1.75% due 07/19/01 ...........................   $  120,906
100,000           Formosa Chemical & Fiber
                   1.75% due 07/19/01 ...........................      116,918
                                                                      ----------
                  TOTAL CORPORATE BONDS
                   (Identified Cost of $253,014): 2.44% ...........      237,824
                                                                      ----------
                  TOTAL INVESTMENTS IN SECURITIES: 96.23%
                   (Identified Cost $7,562,156+) ..................    9,377,399
                  OTHER ASSETS LESS LIABILITIES: 3.77% ............      367,717
                                                                      ----------
                  NET ASSETS: 100.00% .............................   $9,745,116
                                                                      ==========
+ Cost for federal income tax purposes is the same.

Net unrealized appreciation consists of:
         Gross unrealized appreciation ............................   $2,039,206
         Gross unrealized depreciation ............................    (223,963)
                                                                      ----------
                                                                      $1,815,243
                                                                      ==========

See accompanying notes to financial statements.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                % OF NET
INDUSTRY                                                         ASSETS
--------------------------------------------------------------------------------

Airline ......................................................    3.90%
Banking ......................................................   21.20
Chemical .....................................................    2.44
Computer Equipment ...........................................    1.62
Diversified Operations .......................................    5.71
Electronics ..................................................    7.83
Food & Beverage ..............................................    0.74
Insurance ....................................................    2.48
Manufacturing ................................................    6.28
Media ........................................................    3.24
Micro Computers ..............................................    2.85
Oil/Petroleum Refining .......................................    0.79
Real Estate ..................................................    8.35
Telecommunications ...........................................   12.36
Transportation ...............................................    2.09
Utilities ....................................................   13.12
Wholesale ....................................................    1.23
                                                                ------
TOTAL INVESTMENTS IN SECURITIES ..............................   96.23
OTHER ASSETS LESS LIABILITIES ................................    3.77
                                                                ------
NET ASSETS ...................................................  100.00%
                                                                ======

See accompanying notes to financial statements.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND


STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $7,562,156) ........     $  9,377,399
Cash .........................................................          371,726
Receivables:
  Fund shares sold ...........................................            6,871
  Dividends and interest .....................................           11,197
Due from Advisor .............................................              190
Prepaid expenses .............................................            1,448
Deferred organization costs ..................................            3,198
                                                                   ------------
         Total assets ........................................        9,772,029
                                                                   ------------

LIABILITIES
Accrued expenses .............................................           26,913
                                                                   ------------
         Total liabilities ...................................           26,913
                                                                   ------------
NET ASSETS ...................................................     $  9,745,116
                                                                   ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE

  ($9,745,116/1,054,758 shares outstanding; unlimited
  number of shares authorized without par value) .............     $       9.24
                                                                   ============

SOURCE OF NET ASSETS

  Paid-in capital ............................................     $ 11,118,688
  Undistributed net investment income ........................           37,169
  Undistributed net realized loss on investments .............       (3,225,995)
  Net unrealized appreciation on:
    Investments ..............................................        1,815,243
    Foreign Currency .........................................               11
                                                                   ------------
NET ASSETS ...................................................     $  9,745,116
                                                                   ============

See accompanying notes to financial statements.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND


STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
                                                              For the Six Months
                                                                    Ended
                                                                June 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $5,266) ..........    $    80,583
Interest .....................................................         13,286
                                                                  -----------
      Total investment income ................................         93,869
                                                                  -----------
EXPENSES
Advisory fees (Note 3) .......................................         41,739
Administration fees (Note 3) .................................         10,434
Custodian ....................................................         14,364
Accounting ...................................................         25,787
Transfer agent fees ..........................................         19,101
Audit fees ...................................................          8,215
Legal fees ...................................................            997
Insurance ....................................................            393
Trustees' fees ...............................................          2,720
Registration fees ............................................          7,156
Reports to shareholders ......................................          2,308
Deferred organization costs amortization .....................            867
Miscellaneous ................................................          2,374
                                                                  -----------
  Total expenses .............................................        136,455
  Interest on loans ..........................................          1,364
  Commitment fee on credit line (Note 5) .....................            637
  Less: Expenses reimbursed (Note 3) .........................        (55,009)
                                                                  -----------
  Net expenses ...............................................         83,447
                                                                  -----------
      NET INVESTMENT INCOME ..................................         10,422
                                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments ...........................        657,420
Net realized gain from foreign currency ......................          4,943
Net unrealized appreciation on:

  Investments ................................................      1,500,757
  Foreign currency ...........................................              6
                                                                  -----------
  Net Realized and Unrealized Gain on Investments ............      2,163,126
                                                                  -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 2,173,548
                                                                  ===========

See accompanying notes to financial statements.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------
                                                        For the Six
                                                        Months Ended     For the Year
                                                       June 30, 1999         Ended
                                                        (Unaudited)    December 31, 1998
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income ................................  $    10,422       $     65,896
Net realized gain (loss) from investments ............      657,420         (3,308,917)
Net realized gain (loss) on foreign currency .........        4,943            (19,626)
Net unrealized appreciation (depreciation) on:
  Investments ........................................    1,500,757          1,956,562
  Foreign currency ...................................            6               (179)
                                                        -----------       ------------
      NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ......................    2,173,548         (1,306,264)
                                                        -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...........................           --            (49,669)
From net realized gains ..............................           --                 --
                                                        -----------       ------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............           --            (49,669)
                                                        -----------       ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ............................    5,543,340         10,665,544
Net asset value of shares issued on
  reinvestment of distributions ......................           --             41,743
Cost of shares redeemed ..............................   (5,821,200)        (8,419,362)
                                                        -----------       ------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS .......................................     (277,860)         2,287,925
                                                        -----------       ------------
      TOTAL INCREASE IN NET ASSETS ...................    1,895,688            931,992

NET ASSETS
Beginning of period ..................................    7,849,428          6,917,436
                                                        -----------       ------------
End of period (including undistributed net
  investment income of $37,169 and $26,747,
  respectively) ......................................  $ 9,745,116       $  7,849,428
                                                        ===========       ============

CHANGES IN SHARES
Shares sold ..........................................      703,701          1,543,963
Shares reinvested from distributions .................           --              6,798
Shares redeemed ......................................     (757,141)        (1,298,746)
                                                        -----------       ------------
      Net Increase (Decrease) ........................      (53,440)           252,015
                                                        ===========       ============

See accompanying notes to financial statements.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------------------
                                                                                       April 29,
                                          For the Six    For the Year   For the Year     1996*
                                         Months Ended       Ended          Ended        Through
                                         June 30, 1999   December 31,   December 31,  December 31,
                                          (Unaudited)       1998           1997          1996
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $ 7.08        $  8.08         $ 12.98       $12.50
                                            ------        -------         -------       ------
Income from investment operations:
    Net investment income ..............      0.01           0.05            0.02           --
    Net realized and unrealized
     gain (loss) on investments ........      2.15          (1.01)          (4.91)        0.48
                                            ------        -------         -------       ------
Total from investment operations .......      2.16          (0.96)          (4.89)        0.48
                                            ------        -------         -------       ------
Less distributions:
    From net investment income .........        --          (0.04)          (0.01)          --
    From net realized gains ............        --             --              --           --
                                            ------        -------         -------       ------
Total distributions ....................        --          (0.04)          (0.01)          --
                                            ------        -------         -------       ------
Net asset value, end of period .........    $ 9.24        $  7.08         $  8.08       $12.98
                                            ======        =======         =======       ======

Total return ...........................     30.51%++      (11.78)%        (37.68)%       3.84%++

Ratios/supplemental data:
Net assets, end of period (in thousands)    $9,745        $ 7,849         $ 6,917       $3,687
Ratio of expenses to average net assets:
    Before expense reimbursement .......      3.31%+         3.85%           4.41%        9.14 %+
    After expense reimbursement ........      1.98%+         1.98%           1.98%        1.98 %+
Ratio of net investment income to
  average net assets:
  Before expense reimbursement .........     (1.07)%+       (1.03)%         (2.16)%      (7.10)%+
  After expense reimbursement ..........      0.25 %+        0.91%           0.28%        0.06 %+
Portfolio turnover rate ................     46.16 %        77.62%          34.69%       10.97 %
BANK LOANS
Amount outstanding at end of
 period (in thousands) .................    $   --        $    --         $    --          n/a
Average amount of bank loans
 outstanding during the period
 (monthly average) (in  thousands) .....    $   --        $    --         $   121          n/a
Average number of shares outstanding
 during the period (monthly average)
 (in thousands) ........................     1,086             --             479          n/a
Average amount of debt per share
 during the period .....................    $   --        $    --         $  0.25          n/a

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND


THE BACKDROP

     From September 1998 through to March 1999, Asian stock markets staged sharp recoveries in response to positive news that clearly indicated economic recovery in a number of countries in Asia. Industrial production, export and import figures from Singapore, Thailand, Korea, Taiwan and Malaysia were all stronger than expected.

     Unfortunately, the share prices of small companies were laggards as liquidity flowed primarily into large companies, creating a valuation gap between large and small companies. However, investor interest in small companies increased during the second quarter, as investors sought beneficiaries of the improving domestic demand. A number of small companies are in these improving sectors.

THE FUND

     The underperformance against the HSBC JC Smaller Asian Companies index was mainly due to the substantial underweight positions in Taiwan and Korea. Since the portfolio was consistently pressured by heavy shareholder redemption throughout 1998 and into the first quarter of 1999, a significant number of sales had to be made. Cash was not available to make significant changes by adding shares in Taiwan and Korea. During the last three months, however, the redemption pressure has abated and we have begun to increase weightings in these two countries.

     Transactions during the first half concentrated on rotating the fund into consumer and industrial cyclical stocks to make the portfolio more sensitive to a domestic economic recovery. We added Giordano, the low end clothing retailer, to the portfolio following a pick up in consumption across in Asia and increased the weighting in Esprit Holdings, a mid-range retailer. Additionally, as intra-Asian exports have rebounded along with the continued export growth to the U.S., IDT International and ASM Pacific in Hong Kong, and Sunplus Technology, Microstar and Systex in Taiwan were added. As exporters of capital/consumer electronic goods, these companies should benefit most from the export recovery. Among South Korean stocks, we have added Binggrae, Seoul City Gas, Poongsan, Shinmoorim Paper, Halla Climate Control, Korea Chemical and Woongjin Publishing to the portfolio, all of which are geared toward a recovery in domestic demand.

     Datacraft and Venture in Singapore were trimmed due to their rich valuations. In May, we lessened the weightings in Dah Sing Financial and Wing Hang Bank in anticipation of a U. S. interest rate increase. We perceived Hong Kong to be the most vulnerable to a rate increase due to the pegged currency. In the short term, this has not worked as the Hong Kong market, led by the banking sector, has continued to advance. We also reduced such defensive plays as Four Seas Mercantile and Vitasoy.

THE OUTLOOK

     Further evidence that the region is recovering should bode well for small companies' share prices going forward. We continue to view any significant market correction as an opportunity to switch shares within Hong Kong to companies that are more exposed to the underlying economy which we believe is stabilizing and will grow in the second half of this year.

     The Fund will look to further increase the Taiwanese weighting given the fundamental improvement in the outlook for exports, earnings and GDP growth, and the Central Bank's loose monetary policy.

     We believe that the Korean economy will also continue to be strong. This market is undergoing an era of positive corporate cash flow and deleveraging. Returns on capital should improve and hence, corporate earnings should grow significantly.

-- Agnes Chow
Hong Kong

                       GUINNESS FLIGHT ASIA SMALL CAP FUND

                                 FUND HIGHLIGHTS

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in the Portfolio:    65         FUND MANAGERS:
Portfolio Turnover:                28.71%     Robert Conlon; Agnes Chow
% of Stocks in Top 10:             31.27%

   TOP 10 HOLDINGS (% OF NET ASSETS)          TOP 5 SECTORS (% OF NET ASSETS)
HKR International                  4.21%      Banking                 12.01%
Dah Sing Financial                 3.43%      Consumer Related        10.42%
Glorious Sun Enterprises Ltd.      3.33%      Electronics              9.54%
Datacraft Asia Ltd.                3.19%      Retail                   8.79%
Esprit Holdings Ltd.               3.13%      Manufacturing            8.24%
Venture Manufacturing              3.04%
Natsteel Electronics Ltd.          3.03%      TOP 5 COUNTRIES (% OF NET ASSETS)
Wing Hang Bank                     2.71%      Hong Kong               43.04%
Flextech Holdings                  2.65%      Singapore               16.15%
Equitable Banking Corp.            2.55%      South Korea             10.88%
                                              Thailand                 9.45%
                                              Malaysia                 6.31%


   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
       ASIA SMALL CAP FUND AND THE HSBC JAMES CAPEL SOUTHEAST ASIA SMALLER
                 COMPANIES INDEX (HSBC JAMES CAPEL SASC INDEX)

                   GUINNESS FLIGHT          HSBC JAMES CAPEL
                 ASIA SMALL CAP FUND           SASC INDEX
                 -------------------           ----------
4/29/96*               $10,000                  $10,000
6/30/96                 10,461                    9,530
9/30/96                 10,397                    9,467
12/31/96                11,308                    9,720
3/31/97                 12,046                   10,336
6/30/97                 13,406                    9,999
9/30/97                 12,504                    7,820
12/31/97                 7,829                    4,464
3/31/98                  7,684                    5,116
6/30/98                  5,005                    3,280
9/30/98                  4,530                    2,921
12/31/98                 5,415                    3,822
3/31/99                  4,916                    3,765
6/30/99                  6,911                    5,888

* Inception date.

          Average Annual Total Return

          One Year       Since Inception
          --------       ---------------

           38.10%             -11.00%

Past performance is not predictive of future performance

                       GUINNESS FLIGHT ASIA SMALL CAP FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
SHARES              COMMON STOCKS: 99.23%                              VALUE
--------------------------------------------------------------------------------
                    CHINA: 4.62%
1,500,000           Beijing Datang Power - H ...................    $  483,332
  466,000           Guandong Kelon Elec Holdings - H ...........       543,561
  930,000           Zhejiang Expressway - H ....................       184,594
  730,000           Zhejiang Southeast Electric - B ............       322,660
1,200,000           Zhenhai Refining & Chemical Co. - H ........       363,465
                                                                    ----------
                    Total China ................................     1,897,612
                                                                    ----------
                    HONG KONG: 43.04%
  500,000           ASM Pacific Technology .....................       335,110
2,358,000           Cafe De Coral Holdings Ltd. ................     1,033,324
4,100,000           China Pharmaceutical .......................       829,655
  369,214           Dah Sing Financial Holdings ................     1,406,208
1,900,840           Esprit Holdings Ltd ........................     1,286,230
1,000,000           Four Seas Mercantile Holdings ..............       386,665
1,316,000           Giordano International Ltd .................       932,894
4,000,000           Glorious Sun Enterprises Ltd ...............     1,366,217
2,000,000           HKR International Ltd. .....................     1,727,104
1,700,000           Hung Hing Print Group ......................       701,153
2,210,000           IDT International ..........................       455,749
  740,000           JCG Holdings Ltd ...........................       352,896
  240,000           LI & Fung Ltd ..............................       575,358
3,500,000           Moulin International Holdings ..............       374,421
  572,000           NG Fung Hong Ltd ...........................       475,521
3,812,000           Quality Healthcare Asia Ltd ................       741,897
  650,000           Shui on Construction .......................     1,043,029
2,240,000           Shun Tak Holdings Ltd ......................       599,073
4,508,000           Texwinca Holdings Ltd ......................       633,322
  449,000           Varitronix International Ltd ...............       934,615
1,000,500           Vitasoy International Holdings Ltd .........       351,397
  346,000           Wing Hang Bank .............................     1,112,655
  200,000           Wongs International Warrants ...............         6,136
                                                                    ----------
                    Total Hong Kong ............................    17,660,629
                                                                    ----------
                    MALAYSIA: 6.31%
  180,000           Gamuda Berhad ..............................       293,213
1,340,000           Hap Seng Consolidated Berhad ...............       715,474

                       GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
                     MALAYSIA: (CONTINUED)
  400,000            Hong Leong Bank ............................   $  457,014
  334,000            Malakoff Berhad ............................      763,213
  400,000            Public Finance - Foreign ...................      361,991
                                                                    ----------
                     Total Malaysia .............................    2,590,905
                                                                    ----------

                     PHILIPPINES: 3.86%
7,400,000            Cosmos Bottling Corp .......................      534,823
  402,500            Equitable Banking Corp .....................    1,047,240
                                                                    ----------
                     Total Philippines ..........................    1,582,063
                                                                    ----------
                     SINGAPORE: 16.15%
  585,000            Avimo Group Ltd ............................      952,758
  138,000            Clipsal Industries Ltd .....................      213,900
  300,000            Datacraft Asia Ltd. ........................    1,308,000
  770,000            Flextech Holdings Ltd ......................    1,086,547
  300,000            GP Batteries ...............................      575,024
  284,000            Natsteel Electronics Ltd ...................    1,244,003
  162,000            Venture Manufacturing ......................    1,247,765
                                                                    ----------
                     Total Singapore ............................    6,627,997
                                                                    ----------
                     SOUTH KOREA: 10.88%
   23,000            Binggrae Co ................................      512,878
   27,930            Dongwon Securities .........................      514,182
   10,500            Halla Climate Control ......................      453,760
   29,400            Hana Bank ..................................      431,979
    4,200            Korea Chemical Co ..........................      377,528
    9,300            LG Information & Communication .............      688,056
   35,000            Poongsan ...................................      372,083
   12,000            Seoul City Gas Co ..........................      383,751
   36,000            Shinmoorim Paper ...........................      354,710
   12,350            Woong Jin Publishing .......................      373,596
                                                                    ----------
                     Total South Korea ..........................    4,462,523
                                                                    ----------
                     TAIWAN: 4.92%
   49,000            Ambit Microsystems Corp ....................      312,508
  373,000            CTCI Corp ..................................      442,288
  184,000            D-Link Corp ................................      441,486

                       GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
                    TAIWAN: (CONTINUED)
   60,000           MSI Co                                         $   449,536
  130,000           Systex Corp                                        372,290
                                                                   -----------
                    Total Taiwan                                     2,018,108
                                                                   -----------
                    THAILAND: 9.45%
  690,000           Bank of Ayudhya                                    472,731
  524,000           Eastern Water Resources                            661,131
  455,500           Industrial Finance Corp                            290,442
  618,264           Mah Boon Krong Properties                          536,819
1,290,000           National Finance & Securities                      778,795
  490,000           National Petrochemical                             452,042
   99,900           Pizza Co. Ltd. - Foreign                           351,026
   95,000           Thai Union Frozen Products                         335,097
                                                                   -----------
                    Total Thailand                                   3,878,083
                                                                   -----------
                    TOTAL INVESTMENTS IN SECURITIES
                     (Identified Cost $34,665,243+): 99.23%         40,717,920
                    OTHER ASSETS LESS LIABILITIES: 0.77%               315,445
                                                                   -----------
                    NET ASSETS: 100.00%                            $41,033,365
                                                                   ===========

+ Cost for federal income tax purposes is the same.

Net unrealized appreciation consists of:
       Gross unrealized appreciation                               $10,030,098
       Gross unrealized depreciation                                (3,977,421)
                                                                   -----------
                                                                   $ 6,052,677
                                                                   ===========

See accompaying notes to financial statements.

                       GUINNESS FLIGHT ASIA SMALL CAP FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   % OF
                                                                NET ASSETS
--------------------------------------------------------------------------------
Agriculture .................................................      1.86%
Banking .....................................................     12.01
Chemical ....................................................      2.02
Computer Equipment ..........................................      0.76
Computers ...................................................      0.91
Construction ................................................      4.33
Consumer Related ............................................     10.42
Electronics .................................................      9.54
Finance .....................................................      3.70
Food & Beverage .............................................      7.13
Manufacturing ...............................................      8.24
Materials ...................................................      1.71
Medical Products ............................................      1.81
Oil/Petroleum Refining .....................................      0.89
Paper .......................................................      0.86
Pharmaceuticals .............................................      2.02
Publishing ..................................................      0.91
Real Estate .................................................      5.52
Retail ......................................................      8.79
Technology ..................................................      1.08
Telecommunications ..........................................      4.86
Transportation ..............................................      1.91
Utilities ...................................................      4.51
Wholesale ...................................................      3.44
                                                                 ------
TOTAL INVESTMENTS IN SECURITIES .............................     99.23
OTHER ASSETS LESS LIABILITIES ...............................      0.77
                                                                 ------
NET ASSETS ..................................................    100.00%
                                                                 ======


See accompanying notes to financial statements.

                       GUINNESS FLIGHT ASIA SMALL CAP FUND


STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $34,665,243) ........   $  40,717,920
Cash ..........................................................         531,760
Receivables:
  Dividends and interest ......................................          63,885
  Fund shares sold ............................................          30,565
Prepaid expenses ..............................................         107,821
Deferred organization costs ...................................           3,198
                                                                  -------------
       Total assets ...........................................      41,455,149
                                                                  -------------

LIABILITIES

Payables:
  Securities purchased ........................................         335,114
  Unrealized loss on forward foreign currency contracts
    (Note 6) ..................................................             496
Due to Advisor (Note 3) .......................................             621
Accrued expenses ..............................................          85,553
                                                                  -------------
       Total liabilities ......................................         421,784
                                                                  -------------
NET ASSETS ....................................................   $  41,033,365
                                                                  =============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($ 41,033,365/4,778,711 shares outstanding; unlimited number
  of shares authorized without par value) .....................   $        8.59
                                                                  =============

SOURCE OF NET ASSETS
   Paid- in capital ...........................................   $ 126,202,979
   Undistributed net investment income ........................          99,750
   Undistributed net realized loss on investments .............     (91,314,256)
   Net unrealized appreciation (depreciation) on:
     Investments ..............................................       6,052,677
     Foreign currency .........................................          (7,785)
                                                                  -------------
NET ASSETS ....................................................   $  41,033,365
                                                                  =============

See accompanying notes to financial statements.

                       GUINNESS FLIGHT ASIA SMALL CAP FUND


STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
                                                              FOR THE SIX MONTHS
                                                                     ENDED
                                                                JUNE 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $19,206) ..........    $    458,652
Interest ......................................................           2,948
                                                                   ------------
       Total investment income ................................         461,600
                                                                   ------------

EXPENSES
Advisory fees (Note 3) ........................................         182,075
Administration fees (Note 3) ..................................          45,504
Custodian .....................................................          54,697
Accounting ....................................................          25,787
Transfer agent fees ...........................................          83,276
Audit fees ....................................................           9,172
Legal fees ....................................................           7,307
Insurance .....................................................           2,880
Trustees' fees ................................................           5,032
Registration fees .............................................           7,439
Reports to shareholders .......................................          17,551
Deferred organization costs amortization ......................             867
Miscellaneous .................................................           2,480
                                                                   ------------
       Total expenses .........................................         444,067
       Interest expense .......................................          10,959
       Commitment fee on credit line (Note 5) .................           4,598
       Less: Expenses reimbursed (Note 3) .....................         (97,774)
                                                                   ------------
       Net expenses ...........................................         361,850
                                                                   ------------
       NET INVESTMENT INCOME ..................................          99,750
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments ............................      (9,586,540)
Net realized loss on foreign currency .........................         (29,194)
Net unrealized appreciation (depreciation) on:
       Investments ............................................      16,528,300
       Foreign currency .......................................          (6,508)
                                                                   ------------
       Net realized and unrealized gain on investments ........       6,906,058
                                                                   ------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $  7,005,808
                                                                   ============

See accompanying notes to financial statements.

                       GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS
                                                           ENDED          FOR THE YEAR
                                                       JUNE 30, 1999         ENDED
                                                        (UNAUDITED)     DECEMBER 31, 1998
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income ..............................   $     99,750      $     466,396
Net realized loss from investments .................     (9,586,540)       (61,850,706)
Net realized loss on foreign currency ..............        (29,194)          (811,432)
Net unrealized appreciation (depreciation) on:

       Investments .................................     16,528,300         32,795,940

       Foreign currency ............................         (6,508)           543,994
                                                       ------------      -------------
       NET INCREASE (DECREASE) IN NET ASSETS

       RESULTING FROM OPERATIONS ...................      7,005,808        (28,675,808)
                                                       ------------      -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..........................      5,626,856         43,055,704
Cost of shares redeemed ............................    (21,016,175)       (73,441,121)
                                                       ------------      -------------
NET DECREASE FROM CAPITAL SHARE TRANSACTIONS .......    (15,389,319)       (30,385,417)
                                                       ------------      -------------
       TOTAL DECREASE IN NET ASSETS ................     (8,383,511)       (59,061,225)

NET ASSETS
Beginning of period ................................     49,416,876        108,478,101
                                                       ------------      -------------
End of period [including undistributed net
  investment income of $99,750 and $0, respectively]   $ 41,033,365      $  49,416,876
                                                       ============      =============

CHANGES IN SHARES
Shares sold ........................................        773,787          6,060,579
Shares redeemed ....................................     (3,343,234)        (9,867,240)
                                                       ------------      -------------
       Net Decrease ................................     (2,569,447)        (3,806,661)
                                                       ============      =============

See accompanying notes to financial statements.

                  GUINNESS FLIGHT ASIA SMALL CAP FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                         APRIL 29,
                                                           FOR THE SIX    FOR THE YEAR   FOR THE YEAR      1996*
                                                           MONTHS ENDED      ENDED          ENDED         THROUGH
                                                          JUNE 30, 1999   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           (UNAUDITED)       1998           1997            1996
                                                          -------------   ------------   ------------   ------------
Net asset value, beginning of period ...................     $  6.73       $   9.73       $  14.10       $ 12.50
                                                             -------       --------       --------       -------
Income from investment operations:
  Net investment income ................................        0.02           0.06           0.07          0.02
  Net realized and unrealized gain (loss) on investments        1.84          (3.06)         (4.38)         1.61
                                                             -------       --------       --------       -------
Total from investment operations .......................        1.86          (3.00)         (4.31)         1.63
                                                             -------       --------       --------       -------
Less Distributions:
  From net investment income ...........................          --             --             --         (0.02)
  From net realized gains ..............................          --             --          (0.01)        (0.01)
  Return of capital ....................................          --             --          (0.05)           --
                                                             -------       --------       --------       -------
Total Distributions ....................................          --             --          (0.06)        (0.03)
                                                             -------       --------       --------       -------
Net asset value, end of period .........................     $  8.59       $   6.73       $   9.73       $ 14.10
                                                             =======       ========       ========       =======

Total return ...........................................       27.64%++      (30.83)%       (30.77)%       13.08 %++

Ratios/supplemental data:
Net assets, end of period (in thousands) ...............     $41,033       $ 49,417       $108,478       $50,868

Ratio of expenses to average net assets:
  Before expense reimbursement/recoupment                       2.53%+         2.31%          1.76%         3.09%+
  After expense reimbursement/recoupment                        1.98%+         1.98%          1.80%         1.98%+

Ratio of net investment income to average net assets:
  Before expense reimbursement/recoupment                       0.01%+         0.52%          0.53%        (0.76)%+
  After expense reimbursement/recoupment                        0.55%+         0.85%          0.49%         0.36%+

Portfolio turnover rate                                        28.71%         48.95%         52.33%        21.91%

BANK LOANS
Amount outstanding at end of period (in thousands)           $    --       $    810       $     --           n/a
Average amount of bank loans oustanding during the period
  (monthly average) (in thousands)                           $   654       $     67       $     --           n/a
Average number of shares  outstanding during the period
  (monthly average) (in thousands)                             5,519          6,566             --           n/a
Average amount of debt per share during the period           $  0.12       $   0.01       $     --           n/a


* Commencement of operations.
+ Annualized.
++ Not Annualized.

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND


THE BACKDROP

     The Hong Kong stock market rallied strongly in recent months as optimism has grown that a recovery in Hong Kong's economy is imminent. This optimism has been fueled by rising liquidity, falling interest rates on deposits and rising international portfolio flows. Lower interest rates and extremely competitive pricing in the mortgage market have drawn new homebuyers back to the market, and residential prices have risen some 17% off the bottom.

     Banks, too, are enjoying interest rate spreads at historically high levels and are managing to repair the damage caused to their profitability during 1998. Their capital base remains as strong as ever, and the pace of growth in non-performing loans has slowed with mortgage delinquencies stabilizing.

     Although aggregate level sales growth is still sluggish in the mass retail sector, a look behind the numbers shows that volumes are increasing. Retailers have reestablished their profit margins following significant cuts in rents and wages. High-end retailers have yet to see a similar recovery, but their moves to increase floor space, cut costs, and add new franchises and brands suggest that they are also positioning themselves for recovery.

THE FUND

     In the first half of 1999, the fund outperformed the Hang Seng Index by a slight margin. We attribute this performance to strong positions in domestic banks and property companies as well as exposure to the retail and consumer sectors.

     Despite the fund's relative outperformance, total fund return was somewhat limited by the defensive asset allocation shift in light of an expected increase in U. S. interest rates in May. We believed that the Hong Kong market, more than any other in Asia, would correct on this news and as a consequence, we reduced some of the more aggressive positions. The correction did not happen; in fact, the market rose 13% in June.

     The position in HSBC was cut back in April following its outperformance during the first quarter, and the proceeds were redistributed into domestic banks, China Telecom and Shanghai Industrial. The weightings in Citic Pacific and Esprit were also increased. The tactical move ahead of interest rate rises involved cutting the most sensitive of the domestic banks namely, Dah Sing, Dao Heng and Wing Hang banks and the higher beta property stocks such as New World Development and Sun Hung Kai Properties.

THE OUTLOOK

     We expect economic data in Hong Kong to be much more positive in the second half of this year and have reversed the previous defensive position in the portfolio to focus back on the domestic recovery story. The banking, real estate, and retail sectors should all experience strong returns, and recovery in other Asian economies, including that of Japan, will boost domestic demand and trade. In addition, China's efforts to boost consumption should also help improve Hong Kong's trade numbers.

     A longer-term emerging theme is Hong Kong's role as a regional technology center. Interest has suddenly grown in the Internet and data transmission businesses. Valuations have run far ahead of themselves in the initial burst of enthusiasm, but it is clear that the likes of Wharf, Smartone, Hong Kong Telecom and Hutchison Whampoa will likely make substantial investments in these areas. In a densely populated area like Hong Kong, they stand a good chance of seeing a relatively early return.

-- Edmund Harriss
Hong Kong

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

                                 FUND HIGHLIGHTS

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in the Portfolio:    39         FUND MANAGERS:
Portfolio Turnover:                16.90%     Edmund Harriss; Adrian Fu
% of Stocks in Top 10:             64.88%

TOP 10 HOLDINGS (% OF NET ASSETS)             TOP 5 SECTORS (% OF NET ASSETS)
HSBC Holding PLC                  14.54%      Real Estate               18.90%
Hutchison Whampoa                  9.53%      Foreign Banks             14.55%
China Telecom                      8.72%      Holding Offices           12.94%
Cheung Kong                        7.00%      Commercial Banks          12.80%
Hang Seng Bank                     6.61%      Communication Services    10.39%
Sun Hung Kai Properties Ltd.       4.56%
Hong Kong Electric                 3.94%      TOP  COUNTRIES (% OF NET ASSETS)
CLP Holdings Ltd.                  3.77%      Hong Kong                 98.80%
Henderson Land Development         3.11%      China                      1.28%
Hong Kong & China Gas              3.10%


   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                   CHINA & HONG KONG FUND AND HANG SENG INDEX

                 GUINNESS FLIGHT CHINA
                   & HONG KONG FUND         HANG SENG INDEX
                 ---------------------      ---------------
6/30/94*               $10,000                  $10,000
12/31/94                 9,226                    9,352
6/30/95                 10,040                   10,512
12/31/95                11,112                   11,501
6/30/96                 12,254                   12,582
12/31/96                14,933                   15,358
6/30/97                 17,080                   17,351
12/31/97                11,896                   12,243
6/30/98                  8,634                    9,754
12/31/98                10,079                   11,455
6/30/99                 13,111                   15,450

* Inception date.

          Average Annual Total Return

          One Year    Five Years   Since Inception
          --------    ----------   ---------------

           51.86%        5.57%          5.57%

Past performance is not predictive of future performance

                         GUINNESS FLIGHT CHINA & HONG KONG FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
SHARES          COMMON STOCKS: 100.08%                                  VALUE
--------------------------------------------------------------------------------

                COAL MINING: 0.30%
1,256,000       Yanzhou Coal Mining Co. - H .......................$    449,228
                                                                   ------------
                COMMERCIAL BANKS: 12.80%
  807,050       Dah Sing Financial Holding ........................   3,073,773
  837,500       Dao Heng Bank Group Ltd. ..........................   3,756,452
  872,000       Hang Seng Bank ....................................   9,749,893
  711,000       Wing Hang Bank Ltd. ...............................   2,286,409
                                                                   ------------
                Total Commercial Banks ............................  18,866,527
                                                                   ------------
                COMMUNICATION SERVICES: 10.39%
4,631,000       China Telecom .....................................  12,862,811
  695,500       Smartone Telecommuncations ........................   2,474,116
                                                                   ------------
                Total Communication Services ......................  15,336,927
                                                                   ------------
                ELECTRIC SERVICES: 7.94%
1,143,500       CLP Holdings Ltd. .................................   5,556,373
1,802,000       Hong Kong Electric ................................   5,806,422
  828,000       Huaneng Power - H .................................     346,839
                                                                   ------------
                Total Electric Services ...........................  11,709,634
                                                                   ------------
                ELECTRICAL COMPONENTS AND ACCESSORIES: 0.16%
1,093,000       Gold Peak Industrial ..............................     233,853
                                                                   ------------
                ELECTRICAL INDUSTRIAL APPARATUS: 2.94%
1,052,000       Johnson Electric Holdings .........................   4,338,899
                                                                   ------------
                FAMILY CLOTHING STORES: 1.25%
2,727,071       Esprit Holdings Ltd. ..............................   1,845,311
                                                                   ------------
                FOOD & KINDRED PRODUCTS: 0.23%
  400,000       Ng Fung Hong Ltd. .................................     332,532
                                                                   ------------
                FOREIGN BANKS: 14.55%
  588,308       HSBC Holding Plc ..................................  21,458,780
                                                                   ------------
                GAS PRODUCTION & DISTRIBUTION: 3.13%
3,153,872       Hong Kong & China Gas .............................   4,573,098
  266,308       Hong Kong & China Gas Warrants ....................      43,248
                                                                   ------------
                Total Gas Production & Distribution ...............   4,616,346
                                                                   ------------

                     GUINNESS FLIGHT CHINA & HONG KONG FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
  SHARES                                                              VALUE


                GROCERIES AND RELATED PRODUCTS: 0.26%
1,002,000       Four Seas Mercantile Holdings .....................$    387,439
                                                                   ------------
                GROCERY STORES: 1.56%
1,921,000       Dairy Farm International Holdings .................   2,305,200
                                                                   ------------
                HEAVY CONSTRUCTION: 2.20%
  935,000       Cheung Kong Infrastructure ........................   1,934,196
  699,733       New World Infrastructure ..........................   1,316,737
                                                                   ------------
                Total Heavy Construction ..........................   3,250,933
                                                                   ------------
                HOLDING OFFICES: 12.94%
  865,000       Citic Pacific Ltd. ................................   2,759,340
1,553,000       Hutchison Whampoa .................................  14,061,499
  956,000       Shanghai Industrial Holding Ltd ...................   2,279,520
                                                                   ------------
                Total Holding Offices .............................  19,100,359
                                                                   ------------
                HOUSEHOLD APPLIANCES: 0.74%
  934,000       Guangdong Kelon Electric ..........................   1,089,455
                                                                   ------------
                MISCELLANEOUS MANUFACTURER: 1.47%
1,045,000       Varitronix International Ltd. .....................   2,175,217
                                                                   ------------
                MISCELLANEOUS TRANSPORTATION EQUIPMENT: 0.81%
1,437,000       Cosco Pacific Ltd. ................................   1,194,621
                                                                   ------------
                RADIO AND TELEVISION BROADCASTING: 0.80%
  253,000       T. V. Broadcasting Ltd. ...........................   1,186,959
                                                                   ------------
                REAL ESTATE: 18.90%
1,162,000       Cheung Kong .......................................  10,334,014
2,414,000       Hang Lung Development .............................   2,986,911
  798,000       Henderson Land Development ........................   4,587,241
  949,600       HKR International Ltd. ............................     820,029
  811,000       New World Development .............................   2,430,288
  738,000       Sun Hung Kai Properties Ltd. ......................   6,729,715
                                                                   ------------
                Total Real Estate .................................  27,888,198
                                                                   ------------
                REAL ESTATE OPERATORS AND LESSORS: 3.66%
  741,000       Hysan Development Company .........................   1,117,424
  520,000       Swire Pacific Ltd. A ..............................   2,573,644

                     GUINNESS FLIGHT CHINA & HONG KONG FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
                REAL ESTATE OPERATORS AND LESSORS: (CONTINUED)
  548,500       Wharf Holding Ltd.                                 $  1,710,826
                                                                   ------------
                Total Real Estate Operators and Lessors               5,401,894
                                                                   ------------
                TELECOMMUNICATIONS: 1.52%
  866,200       Hong Kong Telecom                                     2,249,608
                                                                   ------------
                WHOLESALE TRADE - NON- DURABLE GOODS: 1.53%
  940,000       Li & Fung Ltd.                                        2,253,485
                                                                   ------------
                TOTAL INVESTMENTS IN SECURITIES

                (Identified Cost $114,006,843+): 100.08%            147,671,405
                LIABILITIES LESS OTHER ASSETS: (0.08)%                 (117,741)
                                                                   ------------
                NET ASSETS: 100.00%                                $147,553,663
                                                                   ============

+ Cost for federal income tax purposes is the same.

Net unrealized appreciation consists of:
                  Gross unrealized appreciation                    $ 35,414,201
                  Gross unrealized depreciation                      (1,749,639)
                                                                   ------------
                                                                   $ 33,664,562
                                                                   ============

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND


STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments in securities, at value (cost $114,006,843) .....     $ 147,671,405

Receivables:
  Securities sold ...........................................         1,113,619
  Fund shares sold ..........................................            59,638
  Dividends and interest ....................................           177,233
  Unrealized gain on forward foreign currency contracts
    (Note 6) ................................................               159
  Prepaid expenses ..........................................            54,320
                                                                  -------------
  Total assets ..............................................       149,076,375
                                                                  -------------

LIABILITIES
Payables:
  Securities purchased ......................................           348,510
  Fund shares redeemed ......................................            22,545
  Bank overdraft ............................................           856,227
  Due to Advisor (Note 3) ...................................           129,109
  Other accrued expenses ....................................           166,321
  Total liabilities .........................................         1,522,712
                                                                  -------------
NET ASSETS ..................................................     $ 147,553,663
                                                                  =============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($ 147,553,663/10,530,327 SHARES OUTSTANDING;
  UNLIMITED NUMBER OF SHARES AUTHORIZED WITHOUT
  PAR VALUE) ................................................     $       14.01

SOURCE OF NET ASSETS
  Paid- in capital ..........................................     $ 198,044,798
  Undistributed net investment income .......................         1,146,185
  Undistributed net realized loss on investments ............       (85,301,882)
  Net unrealized appreciation on investments ................        33,664,562
                                                                  -------------
NET ASSETS ..................................................     $ 147,553,663
                                                                  =============

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF OPERATIONS (UNAUDITED)

                                                              FOR THE SIX MONTHS
                                                                     ENDED
                                                                JUNE 30, 1999
                                                              ------------------

INVESTMENT INCOME
INCOME
Dividends ....................................................   $  2,443,112
Interest .....................................................         11,151
                                                                 ------------
       Total investment income ...............................      2,454,263
                                                                 ------------

EXPENSES
Advisory fees (Note 3) .......................................        698,815
Administration fees (Note 3) .................................        174,704
Custodian ....................................................         87,302
Accounting ...................................................         25,787
Transfer agent fees ..........................................        211,679
Audit fees ...................................................         14,706
Legal fees ...................................................         21,781
Insurance fees ...............................................          8,904
Trustees' fees ...............................................         10,766
Registration fees ............................................          8,243
Reports to shareholders ......................................         42,944
Deferred organization costs amortization .....................          8,753
Miscellaneous ................................................          4,684
                                                                 ------------
       Total expenses ........................................      1,319,068
       Interest on loans .....................................         27,060
       Commitment fee on credit line (Note 5) ................         13,647
                                                                 ------------
       Net expenses ..........................................      1,359,775
                                                                 ------------
       NET INVESTMENT INCOME .................................      1,094,488
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments ...........................      1,741,219
Net realized loss from foreign currency ......................         (9,074)
Net unrealized appreciation on:
       Investments ...........................................     34,807,296
       Foreign currency ......................................            580
                                                                 ------------
       Net realized and unrealized gain on investments .......     36,540,021
                                                                 ------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..   $ 37,634,509
                                                                 ============

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                             ENDED           FOR THE YEAR
                                                         JUNE 30, 1999          ENDED
                                                          (UNAUDITED)      DECEMBER 31, 1998
                                                      ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ............................      $   1,094,488       $   3,171,317
Net realized gain (loss) from investments ........          1,741,219         (80,217,023)
Net realized loss from futures contracts .........                 --          (1,315,976)
Net realized loss on foreign currency ............             (9,074)            (40,096)
Net unrealized appreciation (depreciation) on:
       Investments ...............................         34,807,296          33,981,087
       Foreign currency ..........................                580                (630)
                                                        -------------       -------------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ...............         37,634,509         (44,421,321)
                                                        -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......................                 --          (3,140,006)
From net realized gains ..........................                 --                  --
                                                        -------------       -------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......                 --          (3,140,006)
                                                        -------------       -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........................         30,819,305         280,201,719
Net asset value of shares issued on
reinvestment of distributions ....................                 --           2,903,219
Cost of shares redeemed ..........................        (67,709,969)       (330,541,963)
                                                        -------------       -------------
NET DECREASE FROM CAPITAL SHARE TRANSACTIONS .....        (36,890,664)        (47,437,025)
                                                        -------------       -------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS ...            743,845         (94,998,352)

NET ASSETS
Beginning of period ..............................        146,809,818         241,808,170
                                                        -------------       -------------
End of period (including undistributed net
  investment income of $1,146,185 and
  $51,696, respectively) .........................      $ 147,553,663       $ 146,809,818
                                                        =============       =============

CHANGES IN SHARES
Shares sold ......................................          2,700,922          27,046,226
Shares reinvested from distributions .............                 --             308,245
Shares redeemed ..................................         (5,802,730)        (32,456,034)
                                                        -------------       -------------
       Net Decrease ..............................         (3,101,808)         (5,101,563)
                                                        =============       =============

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                                      FOR THE SIX                                                    FROM
                                                        MONTHS                                                     JUNE 30,
                                                         ENDED                                                      1994*
                                                       JUNE 30,            FOR THE YEARS ENDED DECEMBER 31,        THROUGH
                                                         1999       --------------------------------------------   Dec. 31,
                                                      (UNAUDITED)     1998         1997         1996     1995        1994
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................  $  10.77     $  12.91     $  17.71      $13.64   $ 11.47     $ 12.50
                                                       ========     ========     ========      ======   =======     =======

Income from investment operations:
Net investment income ...............................      0.11         0.15         0.20        0.19      0.14        0.04
Net realized and unrealized gain (loss)
  on investments ....................................      3.13        (2.14)       (3.71)       4.43      2.20       (0.96)
                                                       --------     --------     --------      ------   -------     -------
Total from investment operations ....................      3.24        (1.99)       (3.51)       4.62      2.34       (0.92)
                                                       --------     --------     --------      ------   -------     -------

Less distributions:
From net investment income ..........................        --        (0.15)       (0.20)      (0.19)    (0.14)      (0.04)
From net realized gains .............................        --           --        (1.09)      (0.36)    (0.03)      (0.07)
                                                       --------     --------     --------      ------   -------     -------
Total distributions .................................        --        (0.15)       (1.29)      (0.55)    (0.17)      (0.11)
                                                       --------     --------     --------      ------   -------     -------
Net asset value, end of period ......................  $  14.01     $  10.77     $  12.91      $17.71   $ 13.64     $ 11.47
                                                       ========     ========     ========      ======   =======     =======

Total return                                              30.08%**    (15.27)%     (20.34)%     34.38%    20.45%      (7.74)%**

Ratios/supplemental data:
Net assets, end of period (thousands) ...............  $147,554     $146,810     $241,808    $311,521   $55,740     $ 2,287
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment .............      1.95%+       1.89%        1.70%       1.78%     3.02%++    19.92%+
After expense reimbursement/recoupment ..............      1.95%+       1.89%        1.70%       1.96%     1.98%       2.00%+
Ratio of net investment income to average
  net assets:
Before expense reimbursement/recoupment .............      1.57%+       1.60%        1.18%       1.57%     0.49%     (17.15)%+
After expense reimbursement/recoupment ..............      1.57%+       1.60%        1.18%       1.39%     1.52%       0.78%+
Portfolio turnover rate .............................     16.90%       86.59%       53.62%      30.40%    10.89%      27.25%

BANK LOANS
Amount outstanding at end of period (in thousands) ..  $     --     $  4,274     $     --    $     --       n/a         n/a
Average amount of bank loans outstanding during the
  period (monthly average) (in thousands) ...........  $  1,017     $  8,765     $  2,305    $  1,413       n/a         n/a
Average number of shares outstanding during the
  period (monthly average) (in thousands) ...........    12,041       18,533       16,944      11,419       n/a         n/a
Average amount of debt per share during the period ..  $   0.08     $   0.47     $   0.14    $   0.12       n/a         n/a

*    Commencement of operations.
**   Not annualized.
+    Annualized.
++ Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 3.04%.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND


THE BACKDROP

     China's economy continues to expand with improving macro-economic data. Export figures are increasing, and Beijing has made efforts to stimulate the economy by boosting the stock markets and cutting interest rates. As a result, stocks rose sharply during the second quarter, to a point where the share prices of even some poor quality companies increased to uncomfortable levels.

     The export growth rate reported for May, up 4.2% from April, was the strongest over the past 12 months. In particular, the significant pickup in exports to Japan and Europe has offset the decline in Hong Kong. Recovery of other Asian economies should provide China with a new area of economic growth.

THE FUND

     Despite the solid total return of the fund, its performance lagged the benchmarks. We attribute this situation to the fund's underweight asset allocation in Red Chips and H shares, a result of adopting a lower risk profile than that of the benchmark.

     We have subsequently rebalanced the portfolio from infrastructure stocks (generally China Plays and H shares) to exports-oriented stocks (selected Red Chips) as well as selective cyclicals (generally H shares) due to the improved near term outlook of the latter two sectors. We have increased the weighting to exports-related transport companies including CNAC, Cosco Pacific and China Merchant due to the recovery of regional demand. We also expect the bottoming of product prices in selected coal, steel and petrochemicals to benefit the cyclicals. Angang Newsteel, Beijing Yanhua, Jiangxi Copper and Zhenhai Refining were purchased as earnings are expected to rebound from this bottoming. Although we have trimmed the position in infrastructure stocks, we are still overweight in the sector as we expect them to deliver decent earnings growth.

     Beijing's policy of reflating domestic demand through stock market boosting measures and interest rate cuts has led to a significant increase in the trading volume in the domestic mainland 'A' share market. China Everbright was purchased in June as the strong performance of the 'A' share market would benefit its 49% owned Everbright Securities, one of the largest mainland brokerages. The B shares market has benefited from improved foreign sentiment as more market boosting measures are expected from the government. We have increased weightings of selective, good quality B shares.

     Yanzhou Coal, which was accumulated from January to April, was trimmed back in May because of the rebalancing of the cyclical weighting. Both China Foods and Shum Yip were sold because of their poor earnings outlooks.

THE OUTLOOK

     We believe that investing in China needs to be a long-term commitment as the stock market is very volatile, rumor-driven and dominated by retail investors. With the expected recovery of Asian intra-regional trade in the second half of 1999 and the continued health of the U. S. economy, China's exports should strengthen. Further, this export growth should also help ease concerns of a Renminbi devaluation.

     While a larger investment in Red Chips and H shares would have benefited the Fund in the short term, we believe that Red Chips are likely to underperform in the longer term since many of the issues arising from the liquidation of GITIC and the restructuring of Guangdong Enterprises are still unresolved. Potential cash calls and the general poor quality of some Red Chips businesses will also make it difficult for their share prices to perform well. With H shares, most companies in the airline and steel sectors are still expected to post poor earnings. However, we believe the H share infrastructure, power and road companies will deliver good performance due to the higher quality of their earnings growth.

     On the domestic demand side, we expect that China will place greater emphasis on monetary loosening as fixed asset investment growth peaked in February. We expect more interest rate cuts in the next 12 months. The impact of rate cuts on consumer consumption should be different this time around as there is a new policy objective behind the move. Beijing hopes to boost personal wealth through the stock market. We believe that the direct impact on the real economy will be limited in the short term because the level of participation for mainland Chinese investors in the domestic `A' share stock market (20%) is much lower relative to that in the U. S. (40-50%). Nevertheless, the "feel good" factor from a strong stock market should improve consumer sentiment.

     The upcoming macro-economic data during the next six months will be critical for assessing whether the exports benefit from the recovery in regional demand is enough to maintain the pace of overall economic growth. Other important indicators will be the extent of lower interest rates and whether there is any effect from the strong `A' share market on domestic consumption.

-- Adrian Fu
Hong Kong

                       GUINESS FLIGHT MAINLAND CHINA FUND

                                 FUND HIGHLIGHTS


                            KEY PORTFOLIO STATISTICS

                                  AS OF 6/30/99

# of Holdings in Portfolio:        47              FUND MANAGERS:
Portfolio Turnover:             41.08%        Robert Conlon; Adrian Fu
% of Stocks in Top 10:          37.71%


 TOP 10 HOLDINGS (% OF NET ASSETS)          TOP 5 SECTORS (% OF NET ASSETS)
Cosco Pacific Ltd.               6.20%   Electric Power                   12.03%
Brilliance China Automotive      4.20%   Conglomerates and Diversified
Yanzhou Coal Mining Co.          4.13%    Operations                      11.96%
China Telecom                    3.78%   Engineering & Infrastructure     11.88%
Shanghai Industrial Hldg.        3.49%   Transport                        10.32%
NG Fund Hong Ltd.                3.26%   Telecommunications                5.92%
Beijing Datang Power             3.25%
Zhejiang Southeast Electricity   3.19%   TOP SHARE TYPES (% OF NET ASSETS)
Guangdong Kelon Electric         3.16%   H Shares                         48.43%
China Merchants Hai Hong Hldg.   3.05%   Red Chip                         22.29%
                                         Shenzhen " B" Shares              9.65%
                                         Shanghai B Shares                 9.36%
                                         China Plays                       4.63%


  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
             MAINLAND CHINA FUND AND THE M.S.C.I. CHINA FREE INDEX

                    GUINNESS FLIGHT MAINLAND      M.S.C.I. CHINA
                           CHINA FUND               FREE INDEX
                           ----------               ----------

11/3/97*                    $10,000                   $10,000
12/31/97                      9,450                     7,947
3/31/98                      10,267                     7,806
6/30/98                       7,230                     5,055
9/30/98                       6,728                     4,289
12/31/98                      7,091                     4,464
3/31/99                       6,198                     3,926
6/30/99                       9,524                     7,096


* Inception date.

      Average Annual Total Return

      One Year       Since Inception
      --------       ---------------

       31.75%             -2.90%

Past performance is not predictive of future performance

                       GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
SHARES       COMMON STOCKS: 94.34%                                      VALUE
--------------------------------------------------------------------------------

             AUTOMOTIVE MANUFACTURER: 5.08%
  528,000    Qingling Motors Company Ltd.- H ....................  $    127,940
   39,800    Brilliance China Automotive - N ....................       611,925
                                                                   ------------
             Total Automotive Manufacturer ......................       739,865
                                                                   ------------
             CHEMICALS: 1.97%
1,272,000    Beijing Yanhua Petrochem - H .......................       286,906
                                                                   ------------
             COAL MINING: 4.13%
1,682,000    Yanzhou Coal Mining Co. - H ........................       601,593
                                                                   ------------
             CONGLOMERATES & DIVERSIFIED OPERATIONS: 11.96%
  506,000    China Merchants Hai Hong Holdings ..................       443,479
  118,000    China Resources Enterprises ........................       208,361
   80,000    Citic Pacific Ltd. .................................       255,199
   36,000    Hutchison Whampoa ..................................       325,959
  213,000    Shanghai Industrial Holdings .......................       507,885
             Total Conglomerates & Diversified Operations .......     1,740,883
                                                                   ------------
             CONSTRUCTION: 0.82%
  132,766    Shenzhen Fangda Co., Ltd. - B ......................       118,757
                                                                   ------------
             CONSUMER RELATED: 3.38%
  484,000    Glorious Sun Enterprises ...........................       165,312
  488,000    Hengan International Group .........................       246,873
  744,000    Moulin International Holdings ......................        79,591
                                                                   ------------
             Total Consumer Related .............................       491,776
                                                                   ------------
             ELECTRIC POWER: 12.03%
1,466,000    Beijing Datang Power Gen - H .......................       472,375

   18,000     CLP Holdings Ltd.                                          87,464
  446,472    Guangdong Electric Power - B .......................       307,291
1,002,000    Huaneng Power International Inc. - H ...............       419,725
1,051,000    Zhejiang Southeast Electricity - B .................       464,542
                                                                   ------------
             Total Electric Power ...............................     1,751,397
                                                                   ------------
             ELECTRICAL CONSUMER GOODS: 5.60%
  394,000    Guangdong Kelon Electric Hldg. - H .................       459,577

                       GUINNESS FLIGHT MAINLAND CHINA FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

             ELECTRICAL CONSUMER GOODS: (CONTINUED)
  373,133    Wuxi Little Swan Co. - B ...........................  $    355,885
                                                                   ------------
             Total Electrical Consumer Goods ....................       815,462
                                                                   ------------
             ENGINEERING & INFRASTRUCTURE: 11.88%
1,432,000    Anhui Expressway Co. Ltd. - H ......................       195,642
  142,000    Cheung Kong Infrastructure .........................       293,750
  902,000    Jiangsu Expressway Co. Ltd. - H ....................       195,312
  195,000    New World Infrastructure ...........................       366,945
  162,000    Road King Infrastructure ...........................       114,840
  778,000    Shenzen Expressway Co. - H .........................       164,451
2,000,000    Zhejiang Expressway Co. - H ........................       396,976
                                                                   ------------
             Total Engineering & Infrastructure .................     1,727,916
                                                                   ------------
             FINANCE: 2.61%
  380,000    China Everbright Ltd. ..............................       379,576
                                                                   ------------
             FOOD & BEVERAGE: 3.90%
  570,000    Ng Fung Hong Ltd. ..................................       473,858
  180,000    Yantai Changyu Pioneer Wine Co. - B ................        93,960
                                                                   ------------
             Total Food & Beverage ..............................       567,818
                                                                   ------------
             MANUFACTURERS/MACHINERY: 4.53%
  172,952    China International Marine Containers - B ..........       158,270
  230,000    Hung Hing Print Group ..............................        94,862
   34,000    Johnson Electric Holdings ..........................       140,230
  160,000    Shandong Chenmimg Paper - B ........................        83,520
  350,000    Shanghai Zhenhua Port Machinery Co. - B ............       182,000
                                                                   ------------
             Total Manufacturers/Machinery                              658,882
                                                                   ------------
             METALS: 1.56%
1,730,000    Jiangxi Copper Co. Ltd. - H ........................       227,436
                                                                   ------------
             OIL REFINING: 1.83%
  880,000    Zhenhai Refining & Chem Co. - H ....................       266,541
                                                                   ------------
             PHARMACEUTICALS: 2.90%
1,708,000    China Pharmaceutical Enterprises ...................       345,622
  476,000    Guangzhou Pharmaceutical - H .......................        76,689
                                                                   ------------
             Total Pharmaceuticals ..............................       422,311
                                                                   ------------

                       GUINNESS FLIGHT MAINLAND CHINA FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

             REAL ESTATE: 0.45%
  286,000    China Resources Beijing Land .......................  $     65,615
                                                                   ------------
             STEEL MANUFACTURER: 2.55%
2,486,000    Angang New Steel Co., Ltd. - H .....................       371,683
                                                                   ------------
             TELECOMMUNICATIONS: 5.92%
  198,000    China Telecom ......................................       549,954
  305,000    Eastern Communications Co. - B .....................       311,100
                                                                   ------------
             Total Telecommunications ...........................       861,054
                                                                   ------------
             TRANSPORT: 10.32%
1,085,000    Cosco Pacific Ltd. .................................       901,994
1,746,000    China National Aviation ............................       333,058
  392,933    Shanghai Dazhong Taxi Co. - B ......................       267,194
                                                                   ------------
             Total Transport ....................................     1,502,246
                                                                   ------------
             WHOLESALE: 0.92%
   56,000    LI & Fung Ltd. .....................................       134,250
                                                                   ------------
             TOTAL INVESTMENTS IN SECURITIES: 94.34%
               (Identified Cost $11,185,881+) ...................    13,731,967
             OTHER ASSETS LESS LIABILITIES: 5.66% ...............       822,490
                                                                   ------------
             NET ASSETS: 100.00% ................................  $ 14,554,457
                                                                   ============

+ Cost for federal income tax purposes is the same.

Net unrealized depreciation consists of:
     Gross unrealized appreciation ..............................  $  2,947,973
     Gross unrealized depreciation ..............................      (401,887)
                                                                   ------------
                                                                   $  2,546,086
                                                                   ============

See accompanying notes to financial statements.

                       GUINNESS FLIGHT MAINLAND CHINA FUND


STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $11,185,881) .......     $ 13,731,967
Cash .........................................................        1,029,379
Receivables:
  Fund shares sold ...........................................           71,000
  Dividends and interest .....................................           39,128
  Due from Advisor (Note 3) ..................................            4,358
Prepaid expenses .............................................           15,566
Deferred organization costs ..................................           16,126
                                                                   ------------
     Total assets ............................................       14,907,524
                                                                   ------------

LIABILITIES
Payables:
  Securities purchased .......................................          329,069
  Unrealized loss on forward foreign currency contracts
    (Note 6) .................................................               36
Accrued expenses .............................................           23,962
                                                                   ------------
    Total liabilities ........................................          353,067
                                                                   ------------
NET ASSETS ...................................................     $ 14,554,457
                                                                   ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($ 14,554,457/1,239,306 shares outstanding; unlimited
  number of shares authorized without par value) .............     $      11.74
                                                                   ============

SOURCE OF NET ASSETS
  Paid-in capital ............................................     $ 16,083,912
  Undistributed net investment income ........................          125,943
  Undistributed net realized loss on investments .............       (4,201,419)

  Net unrealized appreciation (depreciation) on:
    Investments ..............................................        2,546,086

    Foreign currency .........................................              (65)
                                                                   ------------
NET ASSETS ...................................................     $ 14,554,457
                                                                   ============

See accompanying notes to financial statements.

                       GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
                                                              FOR THE SIX MONTHS
                                                                     ENDED
                                                                JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends ......................................................    $   209,342
Interest .......................................................          8,565
                                                                    -----------
       Total investment income .................................        217,907
                                                                    -----------
EXPENSES
Advisory fees (Note 3) .........................................         47,175
Administration fees (Note 3) ...................................         11,787
Custodian ......................................................         23,459
Accounting .....................................................         20,906
Transfer agent fees ............................................         45,753
Audit fees .....................................................          8,237
Legal fees .....................................................          1,993
Insurance ......................................................            786
Trustees' fees .................................................          3,037
Registration fees ..............................................          8,041
Reports to shareholders ........................................          6,681
Deferred organization costs amortization .......................          2,380
Miscellaneous ..................................................          2,414
                                                                    -----------
       Total expenses ..........................................        182,649
       Interest on loans .......................................            112
       Commitment fee on credit line (Note 5) ..................             45
       Less: Expenses reimbursed (Note 3) ......................        (89,339)
                                                                    -----------
       Net expenses ............................................         93,467
                                                                    -----------
       NET INVESTMENT INCOME ...................................        124,440
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized loss from investments .............................     (1,683,929)
Net realized loss from foreign currency ........................           (398)
Net unrealized appreciation (depreciation) on:
       Investments .............................................      4,916,432
       Foreign currency ........................................            (44)
                                                                    -----------
       Net realized and unrealized loss on investments .........      3,232,061
                                                                    -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....    $ 3,356,501
                                                                    ===========

See accompanying notes to financial statements.

                       GUINNESS FLIGHT MAINLAND CHINA FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                             ENDED           FOR THE YEAR
                                                         JUNE 30, 1999          ENDED
                                                          (UNAUDITED)      DECEMBER 31, 1998
                                                      ------------------   -----------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ..............................     $    124,440        $    154,454
Net realized loss from investments .................       (1,683,929)         (2,515,925)
Net realized loss on foreign currency ..............             (398)             (1,488)
Net unrealized appreciation (depreciation) on:

       Investments .................................        4,916,432          (2,313,644)

       Foreign currency ............................              (44)                (44)
                                                         ------------        ------------
       NET INCREASE (DECREASE) IN NET ASSETS

       RESULTING FROM OPERATIONS ...................        3,356,501          (4,676,647)
                                                         ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .........................               --            (152,968)
                                                         ------------        ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........               --            (152,968)
                                                         ------------        ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..........................        3,598,528           7,893,569
Net asset value of shares issued on
 reinvestment of distributions .....................               --             144,254
Cost of shares redeemed ............................       (2,753,691)         (9,256,759)
                                                         ------------        ------------
NET INCREASE FROM CAPITAL SHARE
 TRANSACTIONS ......................................          844,837          (1,218,936)
                                                         ------------        ------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS .....        4,201,338          (6,048,551)

NET ASSETS
Beginning of period ................................       10,353,119          16,401,670
                                                         ------------        ------------
End of period (including undistributed net
 investment income of $125,943 and
 $1,503, respectively) .............................     $ 14,554,457        $ 10,353,119
                                                         ============        ============

CHANGES IN SHARES
Shares sold ........................................          390,133             743,724
Shares issued on reinvestment of dividend
 distributions .....................................               --              16,203
Shares redeemed ....................................         (334,950)           (967,054)
                                                         ------------        ------------
       Net Increase (Decrease) .....................           55,183            (207,127)
                                                         ============        ============

See accompanying notes to financial statements.

                       GUINNESS FLIGHT MAINLAND CHINA FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------
                                                            FOR THE SIX
                                                               MONTHS                        NOVEMBER 3,
                                                                ENDED        FOR THE YEAR       1997*
                                                               JUNE 30,          ENDED         THROUGH
                                                                1999          DECEMBER 31,   DECEMBER 31,
                                                             (UNAUDITED)          1998           1997
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................  $  8.74           $ 11.79        $ 12.50
                                                               -------           -------        -------
Income from investment operations:
  Net investment income .....................................     0.10              0.11           0.02
  Net realized and unrealized loss on  investments ..........     2.90             (3.05)         (0.71)
                                                               -------           -------        -------
Total from investment operations ............................     3.00             (2.94)         (0.69)
                                                               -------           -------        -------

Less distributions:
  From net investment income ................................       --             (0.11)         (0.02)
                                                               -------           -------        -------
Total distributions .........................................       --             (0.11)         (0.02)
                                                               -------           -------        -------
Net asset value, end of period ..............................  $ 11.74             $8.74        $ 11.79
                                                               =======             =====        =======

Total return ................................................    34.32%++         (24.96)%        (5.50)%++
Ratios/supplemental data:
Net assets, end of period (in thousands) ....................  $14,554           $10,353        $16,402
Ratio of expenses to average net assets:
  Before expense reimbursement ..............................     3.87%+            3.13%          2.69%+
  After expense reimbursement ...............................     1.98%+            1.98%          1.98%+
Ratio of net investment income to average net assets:
  Before expense reimbursement ..............................     0.74%+           (0.05)%         1.17%+
  After expense reimbursement ...............................     2.63%+            1.10%          1.88%+
Portfolio turnover rate .....................................    41.08%            82.00%            --

BANK LOANS
Amount outstanding at end of period (in thousands) ..........  $    --              $115            n/a
Average amount of bank loans oustanding during the period
 (monthly average) (in thousands) ...........................  $    16               $10            n/a
Average number of shares outstanding during the period
  (monthly average) (in thousands) ..........................    1,164             1,403            n/a
Average amount of debt per share during the period ..........  $  0.01             $0.01            n/a

*    Commencement of operations.
++   Not Annualized.
+    Annualized.
See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND


THE BACKDROP

     European markets regained some strength toward the end of the first half of 1999 after a poor start to the year. Most noticeable was the improvement of the German economy, suggesting that the region's lackluster 1998 fourth quarter results were not a sign of worse things to come.

     The weakness in the value of the Euro against other currencies, and especially the U. S. dollar, persisted. As time elapsed, this weakness became a positive factor in the case for European equities since it presented a further boost to the competitiveness of European industry. Business confidence survey results have also grown more positive over the period.

     Mergers and acquisitions activity, as well as a record number of new, small company equities offerings, have had a generally positive influence on the overall levels of stock market indices in Europe.

THE FUND

     The Guinness Flight New Europe Fund outperformed its closest benchmark index, the FT/S&P Europe dollar adjusted index, through June 30.

     We have allocated fund assets toward companies with above average growth prospects. There were three purchases made of newly listed companies, which very quickly achieved the price targets we expected. These were Aerospatiale-Matra, Beate Uhse and TPI. In addition, the fund purchased Karstadt, a retailer in Germany, which has recently merged with a non-listed competitor and is rapidly realizing synergies stemming from better purchasing power, a revamp of its stores and better organization of its mail order businesses.

     Due to management changes and unfavorable outlooks, we have sold Telecom Italia in Italy and National Power in the U. K.

     We have increased fund exposure in Eastern Europe. The first half of 1999 was disappointing for investments in this area as many investors in emerging markets chose to emphasise other areas of the world. With the recent underperformance of markets such as Poland, Hungary and the Czech Republic compared to markets in Latin America and the Far East, the Eastern European markets are now looking very attractively valued.

     While we have made a slight shift in emphasis towards smaller companies and Eastern Europe in the portfolio, the fund still maintains its investment focus on the beneficiaries of economic and monetary union overall.

THE OUTLOOK

     The improving European economy signals that most of the bad news is likely behind us. Several factors will drive equity markets over the coming months, including increased production and domestic demand in France, Germany and Italy; a further upswing in construction confidence; and increasing car sales, which are already up 8% in the first half of 1999.

     Moreover, loose monetary policy should continue to bring economic benefits with a positive yield curve and a growth in private sector lending. Europe's export sector, which is strongly represented in Europe's equity markets, should also benefit from the rebound in the economic fortunes of not just the South East Asian economies but that of Japan as well. Likewise, smaller companies have already started to outperform against this more positive economic backdrop.

     We believe the Euro at its June 30 level is markedly undervalued and therefore the current asset allocation focus on Euro-zone stocks should help the fund outperform the benchmark index going forward.

     We will increase the fund's exposure to the above areas over the coming months as they offer compelling reasons for investors interested in investing outside the United States over the next six months to favor European equity markets.

-- David Potts
London

                         GUINNESS FLIGHT NEW EUROPE FUND

                                 FUND HIGHLIGHTS


                            KEY PORTFOLIO STATISTICS

                                         AS OF 6/30/99
# of Holdings in the Portfolio:    32                  FUND MANAGERS:
Portfolio Turnover:             18.28%           David Potts; Jeremy Podger;
% of Stocks in Top 10:          43.89%                 Camilla Reeves


   TOP 10 HOLDINGS (% OF NET ASSETS)         TOP 5 SECTORS (% OF NET ASSETS)
Nokia                            6.04%    Retail                       14.93%
Kardstadt                        4.86%    Telecommunications           13.83%
Kamps                            4.85%    Insurance                     9.35%
Banque National De Paris         4.81%    Telecommunications Equip.     8.46%
Mannesmann                       4.77%    Manufacturing                 7.16%
Tieto Corp.                      4.02%
Promodes                         3.94%       TOP 5 COUNTRIES (% OF NET ASSETS)
National Grid Group              3.68%    Germany                      22.46%
AXA Company                      3.59%    France                       14.76%
Mol Magyar Olay                  3.33%    United Kingdom               12.59%
                                          Finland                      10.06%
                                          Spain                         7.77%


   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
              NEW EUROPE FUND AND THE FT/S&P ACTUARIES WORLD INDEX

                    Guinness Flight           FT/S&P Actuaries
                    New Europe Fund          World Index, Europe
                    ---------------          -------------------

11/23/98*               $10,000                   $10,000
11/30/98                 10,088                     9,977
12/31/98                 10,712                    10,062
3/31/99                  10,080                    10,156
6/30/99                  10,280                    10,129

* Inception date.

 Total Return
Since Inception
---------------
    2.80%

Past performance is not predictive of future performance.

                         GUINNESS FLIGHT NEW EUROPE FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
SHARES     COMMON STOCKS: 96.69%                                         VALUE
--------------------------------------------------------------------------------

          CZECH REPUBLIC: 3.16%
  763     Ceske Radiokomunikace - GDR ..............................  $  26,324
                                                                      ---------
          DENMARK: 2.95%
  500     Tele Danmark 'B' .........................................     24,542
                                                                      ---------
          FINLAND: 10.06%
  574     Nokia OYJ - K shares .....................................     50,285
  803     Tieto Corp ...............................................     33,436
                                                                      ---------
          Total Finland ............................................     83,721
                                                                      ---------
          FRANCE: 14.76%
  143     Alcatel ..................................................     20,118
  245     AXA Company ..............................................     29,872
  481     Banque National De Paris .................................     40,056
   50     Promodes .................................................     32,800
                                                                      ---------
          Total France .............................................    122,846
                                                                      ---------
          GERMANY: 22.46%
  185     Daimler Chrysler AG ......................................     16,016
  991     Kamps AG .................................................     40,344
   85     Karstadt AG ..............................................     40,473
  260     Mannesmann AG ............................................     39,659
  314     Metro AG .................................................     19,482
  200     Sixt AG ..................................................     13,976
  500     Telegate .................................................     17,006
                                                                      ---------
          Total Germany ............................................    186,956
                                                                      ---------
          GREECE: 2.91%
1,000     Panafon Hellenic .........................................     24,250
                                                                      ---------
          HUNGARY: 5.43%
1,150     Mol Magyar Olay-ES Gazi ..................................     27,719
1,500     Synergon Info Systems ....................................     17,475
                                                                      ---------
          Total Hungary ............................................     45,194
                                                                      ---------
          ITALY: 5.46%
772       Assicurazione Generali SpA ...............................     26,766

                         GUINNESS FLIGHT NEW EUROPE FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
          ITALY: (CONTINUED)
  830     Rolo Banca SpA ...........................................  $  18,649
                                                                      ---------
          Total Italy ..............................................     45,415
                                                                      ---------
          NETHERLANDS: 5.09%
  299     Equant ...................................................     27,550
  290     Heineken .................................................     14,840
                                                                      ---------
          Total Netherlands ........................................     42,390
                                                                      ---------
          PORTUGAL: 1.94%
  125     Telecel Comunicacoes Pessoai .............................     16,104
                                                                      ---------
          SPAIN: 7.77%
1,170     Endesa SA ................................................     24,937
1,250     Funespana SA .............................................     24,478
1,188     NH Hoteles SA ............................................     15,207
                                                                      ---------
          Total Spain ..............................................     64,622
                                                                      ---------
          SWITZERLAND: 2.11%
   12     Novartis AG ..............................................     17,526
                                                                      ---------
          UNITED KINGDOM: 12.59%
  537     Cable & Wireless Plc .....................................      6,841
1,490     Commercial Union Plc .....................................     21,187
4,400     National Grid Group Plc ..................................     30,588
4,685     Rolls Royce Plc ..........................................     19,885
3,500     Shell Transport & Trading ................................     26,249
                                                                      ---------
          Total United Kingdom .....................................    104,750
                                                                      ---------
          TOTAL INVESTMENTS IN SECURITIES
            (Identified Cost $833,077+): 96.69% ....................    804,640
          OTHER ASSETS LESS LIABILITIES: 3.31% .....................     27,528
                                                                      ---------
          NET ASSETS: 100.00% ......................................  $ 832,168
                                                                      =========

+ Cost for federal income tax purposes is the same.

Net unrealized depreciation consists of:
                           Gross unrealized appreciation              $  54,723
                           Gross unrealized depreciation                (83,160)
                                                                      ---------
                                                                      $ (28,437)
                                                                      =========
See accompanying notes to financial statements.

                         GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                         % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Automotive .....................................................          1.92%
Banking ........................................................          7.05
Computer Networking ............................................          3.31
Computer Software ..............................................          6.12
Food/Beverage ..................................................          6.63
Insurance ......................................................          9.35
Investing ......................................................          1.83
Manufacturers ..................................................          7.16
Oil/Petroleum Refining .........................................          6.49
Real Estate ....................................................          2.94
Retail .........................................................         14.93
Telecommunications .............................................         13.83
Telecommunications Equipment ...................................          8.46
Utility ........................................................          6.67
                                                                        ------
TOTAL INVESTMENTS IN SECURITIES ................................         96.69
OTHER ASSETS LESS LIABILITIES ..................................          3.31
                                                                        ------
NET ASSETS .....................................................        100.00%
                                                                        ======

See accompanying notes to financial statements.

                         GUINNESS FLIGHT NEW EUROPE FUND


STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $833,077) ..............    $ 804,640
Cash .............................................................        7,521
Receivables:
       Securities sold ...........................................       34,332
       Dividends and interest ....................................        1,714
Prepaid expenses .................................................       13,029
                                                                      ---------
       Total assets ..............................................      861,236
                                                                      ---------

LIABILITIES
Payables:
       Securities purchased ......................................        3,618
Due to Advisor (Note 3) ..........................................        7,215
Accrued expenses .................................................       18,235
                                                                      ---------
       Total liabilities .........................................       29,068
                                                                      ---------
       NET ASSETS ................................................    $ 832,168
                                                                      =========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
       ($832,168/64,737 shares outstanding; unlimited number
       of shares authorized without par value) ...................    $   12.85
                                                                      =========

SOURCE OF NET ASSETS

       Paid-in capital ...........................................    $ 858,473
       Undistributed net investment income .......................          565
       Undistributed net realized gain on investments ............        1,716
       Net unrealized depreciation on:
         Investments .............................................      (28,437)
         Foreign Currency ........................................         (149)
                                                                      ---------
NET ASSETS .......................................................    $ 832,168
                                                                      =========

See accompanying notes to financial statements.

                         GUINNESS FLIGHT NEW EUROPE FUND


STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
                                                              FOR THE SIX MONTHS
                                                                     ENDED
                                                                 JUNE 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $970) ..............   $  7,113
Interest .......................................................      1,132
                                                                   --------
       Total investment income .................................      8,245
                                                                   --------

EXPENSES
Advisory fees (Note 3) .........................................      3,867
Administration fee (Note 3) ....................................        969
Custodian ......................................................     13,053
Accounting .....................................................     12,867
Transfer agent fees ............................................     11,421
Audit fees .....................................................      7,742
Legal fees .....................................................         99
Insurance ......................................................         28
Trustees' fees .................................................      2,328
Registration fees ..............................................      8,365
Reports to shareholders ........................................        155
Miscellaneous ..................................................      2,353
                                                                   --------
       Total expenses ..........................................     63,247
       Commitment fee on credit line (Note 5) ..................         36
       Less: Expenses reimbursed (Note 3) ......................    (55,603)
                                                                   --------
       Net expenses ............................................      7,680
                                                                   --------
       NET INVESTMENT INCOME ...................................        565
                                                                   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from foreign currency ........................      1,629
Net unrealized depreciation on:
       Investments .............................................    (44,439)
       Foreign currency ........................................       (435)
                                                                   --------
       Net realized and unrealized loss on investments .........    (43,245)
                                                                   --------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....   $(42,680)
                                                                   ========

See accompanying notes to financial statements.

                         GUINNESS FLIGHT NEW EUROPE FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   FOR THE
                                                  SIX MONTHS
                                                    ENDED     NOVEMBER 23, 1998*
                                                JUNE 30, 1999       THROUGH
                                                 (UNAUDITED)   DECEMBER 31, 1998
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income (loss) ....................  $     565     $     (97)
Net realized gain on foreign currency ...........      1,629            87

Net unrealized appreciation (depreciation) on:
  Investments ...................................    (44,439)       16,002
  Foreign currency ..............................       (435)          286
                                                   ---------     ---------
  NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS ..................................    (42,680)       16,278
                                                   ---------     ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .......................    786,378       292,695
Cost of shares redeemed .........................   (320,503)           --
                                                   ---------     ---------
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ....    465,875       292,695
                                                   ---------     ---------

       TOTAL INCREASE IN NET ASSETS .............    423,195       308,973

NET ASSETS
Beginning of period .............................    408,973       100,000
                                                   ---------     ---------
End of period (including undistributed net
  investment income of $565 and $0,
  respectively) .................................  $ 832,168     $ 408,973
                                                   =========     =========

CHANGES IN SHARES
Shares sold .....................................     59,108        22,534
Shares redeemed .................................    (24,905)           --
                                                   ---------     ---------
       Net Increase .............................     34,203        22,534
                                                   =========     =========

*  Commencement of operations.

See accompanying notes to financial statements.

                         GUINNESS FLIGHT NEW EUROPE FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                 FOR THE
                                                SIX MONTHS
                                                   ENDED      NOVEMBER 23, 1998*
                                               JUNE 30, 1999       THROUGH
                                                (UNAUDITED)   DECEMBER 31, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period             $ 13.39           $12.50
                                                 -------           ------
Income from investment operations:
  Net investment income                             0.01               --

  Net realized and unrealized gain (loss)
    on investments                                 (0.55)            0.89
                                                 -------           ------
Total from investment operations                   (0.54)            0.89
                                                 -------           ------
Net asset value, end of period                   $ 12.85           $13.39
                                                 =======           ======

Total return                                       (4.03)%++         7.12 %++
Ratios/supplemental data:
Net assets, end of period (in thousands)         $   832           $  409
Ratio of expenses to average net assets:

  Before expense reimbursement                     16.31%+          10.48%+

  After expense reimbursement                       1.98%+           1.98%+
Ratio of net investment income to average net assets:

  Before expense reimbursement                    (14.19)%+         (9.01)%+

  After expense reimbursement                       0.15%+          (0.46)%+
Portfolio turnover rate                            18.28%              --%

*    Commencement of operations.
+    Annualized.
++   Not Annualized.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX(TM) FUND


THE BACKDROP

     The U. S. economy's solid growth path for the first quarter was confirmed by the 4.5% increase in GDP. This impressive performance was, however, tainted by the GDP Price Deflator, a measure of inflation. Its increase of 1.4% was the biggest increase in two years and led to a sell-off in the stock market towards the end of April. A revised first quarter growth rate of 4.1% was then released during the same month, indicating a slowing in the U. S. economy.

     Concern over the strength of various industries, especially the technology sector, negatively affected the broader market. While technology stocks had been driving the NASDAQ Index and the broader market indices, market emphasis turned from technology into cyclical and financial stocks.

     Fears that the Federal Reserve would increase interest rates also put pressure on equities. Technology stocks with their already high valuations looked even more stretched in light of increased rates. The second quarter was especially volatile as the market wrestled with which way interest rates would go. At one point, the yield on the 30-year Treasury Bond increased to its highest levels in months as bonds weakened on the back of expected interest rate hikes.

     As a neutral monetary policy became more evident with only a small interest rate increase, a strong relief rally pushed the S& P500 index to an all time record high, matching the record levels to which the Dow Jones Industrial Index had risen earlier in the year.

THE FUND

     We employed the full replication method in tracking the Guinness Flight Wired INDEX(TM) Fund, and as a result, we bought all 40 constituent stocks in the respective index weightings. Stocks such as Charles Schwab, Sony and Cisco continue to dominate the performance of the fund and remain in the news due to their aggressive and innovative strategies.

THE OUTLOOK

     The fund is well positioned to track the index into the the remainder of this year and beyond. The expected tracking error, which decreases as the fund grows in size, should continue to decrease with daily net inflows.

     We believe the U. S. economy will continue to enjoy a healthy relationship with and within the global economy, as evidenced by the various announcements of mergers and company expansions during this first half of 1999. American OnLine recently launched China. com, Disney will expand into Hong Kong with a new theme park, and Charles Schwab and Japan's Tokio Marine and Fire will soon form a retail brokerage to service Japanese investors. We also expect to see increased Internet activities as marketing and infrastructure innovations reach customers in new ways. The New Economy is alive and well as companies forge new alliances, merge with others and embark on global expansion.

-- Doug Blatch
Cape Town, South Africa

                      GUINNESS FLIGHT WIRED INDEX(TM) FUND

                                 FUND HIGHLIGHTS

                            KEY PORTFOLIO STATISTICS
                                  AS OF 6/30/99

# of Holdings in the Portfolio:     40                   FUND MANAGER:
Portfolio Turnover:               3.40%                   Doug Blatch
% of Stocks in Top 10:           37.22%


  TOP 10 HOLDINGS (% OF NET ASSETS)           TOP 5 SECTORS (% OF NET ASSETS)
Charles Schwab & Co., Inc.        4.70%    Telecommunications           11.57%
Applied Materials Inc.            4.16%    Financial Services            8.43%
Sun Microsystems, Inc.            3.87%    Internet/New media            6.76%
First Data Corp.                  3.72%    Media                         6.23%
Sony Corp.                        3.64%    Software                      5.08%
Nokia Corp.                       3.64%
Yahoo! Inc.                       3.46%      TOP 5 COUNTRIES (% OF NET ASSETS)
Enron Corp.                       3.42%    United States                82.74%
Cisco Systems, Inc.               3.32%    United Kingdom                7.87%
America Online                    3.29%    Finland                       3.64%
                                           Australia                     3.19%
                                           Germany                       2.20%


   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
       WIRED(R) INDEX FUND AND WIRED INDEX(TM) AND NASDAQ COMPOSITE INDEX

                                                     Nasdaq
          Guinness Flight Wired     Wired           Composite
              Index Fund(R)        Index(TM)          Index
              -------------        ---------          -----

12/15/98*        $10,000            $10,000          $10,000
12/31/98          11,160             11,411           10,898
3/31/99           13,408             13,790           12,233
6/30/99           14,016             14,475           13,350

* Inception date.

     Total  Return
    Since Inception
    ---------------

        40.16%

Past performance is not predictive of future performance.

                      GUINNESS FLIGHT WIRED INDEX(TM) FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
SHARES       COMMON STOCKS: 99.64%                                    VALUE
--------------------------------------------------------------------------------
             AGRI-CHEMICALS: 1.97%
55,039       Monsanto Co. ....................................... $   2,170,601
                                                                   ------------
             AIR TRANSPORT: 2.73%
44,069       AMR Corp. ..........................................     3,007,709
                                                                   ------------
             AUTOMOBILE: 2.20%
27,295       DaimlerChrysler AG .................................     2,425,843
                                                                   ------------
             BANKING: 2.93%
37,807       State Street Corp. .................................     3,227,773
                                                                   ------------
             BIOLOGICAL RESEARCH: 0.43%
 5,854       Affymetrix Inc. ....................................       289,041
 7,140       Incyte Pharmaceuticals Inc. ........................       188,764
                                                                   ------------
             Total Biological Research ..........................       477,805
                                                                   ------------
             COMPUTER COMMUNICATION EQUIPMENT: 3.32%
56,700       Cisco Systems Inc. .................................     3,657,150
                                                                   ------------
             COMPUTER MANUFACTURING: 2.40%
71,526       Dell Computer Corp. ................................     2,646,462
                                                                   ------------
             COMPUTER PROCESSING & DATA PREPARATION: 0.46%
20,267       Acxiom Corp. .......................................       505,408
                                                                   ------------
             COMPUTER STORAGE DEVICES: 3.09%
61,858       EMC Corp./Mass. ....................................    3,402,190
                                                                   ------------
             COMPUTERS: 3.87%
61,920       Sun Microsystems Inc. ..............................     4,264,740
                                                                   ------------
             CONSUMER ELECTRONICS: 3.64%
36,354       Sony Corp. .........................................     4,012,573
                                                                   ------------
             ENERGY/PETROLEUM: 3.42%
46,040       Enron Corp. ........................................     3,763,770
                                                                   ------------
             ENTERTAINMENT: 2.43%
87,045       Walt Disney Company ................................     2,682,074
                                                                   ------------
             FINANCIAL SERVICES: 8.43%
47,171       Charles Schwab & Co. Inc. ..........................     5,182,914

                      GUINNESS FLIGHT WIRED INDEX(TM) FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
             FINANCIAL SERVICES: (CONTINUED)
83,682       First Data Corp. ................................... $   4,095,188
                                                                   ------------
             Total Financial Services ...........................     9,278,102
                                                                   ------------
             HOTELS MANAGEMENT: 2.17%
64,083       Marriott International .............................     2,395,102
                                                                   ------------
             INDUSTRY MACHINERY: 4.16%
62,076       Applied Materials Inc. .............................     4,585,865
                                                                   ------------
             INSURANCE: 2.89%
27,246       American International Group .......................     3,189,485
                                                                   ------------
             INTERNET/NEW MEDIA: 6.76%
32,832       America Online Inc. ................................     3,627,936
22,154       Yahoo! Inc. ........................................     3,816,027
                                                                   ------------
             Total Internet/New Media ...........................    7,443,963
                                                                   ------------
             MEASURING & CONTROLLING DEVICES: 0.75%
41,125       Thermo Electron Corp. ..............................       825,070
                                                                   ------------
             MEDIA: 6.23%
99,402       News Corp Cayman ADR ...............................     3,510,133
41,381       Reuters Group Plc- Sponsored ADR ...................     3,354,447
                                                                   ------------
             Total Media ........................................     6,864,580
                                                                   ------------
             OIL, GAS SERVICES: 3.29%
56,916       Schlumberger Ltd. ..................................     3,624,838
                                                                   ------------
             PHARMACEUTICALS: 2.26%
37,618       Smithkline Beecham Plc .............................     2,485,139
                                                                   ------------
             RETAIL: 2.81%
64,210       Wal-Mart Stores Inc. ...............................     3,098,133
                                                                   ------------
             SATELLITE TELECOM: 0.44%
21,022       Globalstar Telecommunication .......................       487,448
                                                                   ------------
             SEMICONDUCTORS: 2.38%
44,100       Intel Corp. ........................................     2,623,950
                                                                   ------------
             SOFTWARE: 5.08%
37,944       Microsoft Corp. ....................................     3,422,075
69,855       Parametric Technology Corp. ........................       969,238

                      GUINNESS FLIGHT WIRED INDEX(TM) FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
             SOFTWARE: (CONTINUED)
 60,415      Peoplesoft Inc. ....................................  $  1,042,159
 10,282      Wind River Systems .................................       165,155
                                                                   ------------
             Total Software .....................................     5,598,627
                                                                   ------------
             SPECIALTY STEEL: 0.98%
 22,871      Nucor Corp. ........................................     1,084,943
                                                                   ------------
             TELECOMMUNICATION: 11.57%
 71,532      Cable & Wireless Plc ...............................     2,834,456
 47,680      Lucent Technologies ................................     3,215,420
 36,744      MCI Worldcom Inc. ..................................     3,169,170
106,818      Qwest Communications ...............................     3,531,670
                                                                   ------------
             Total Telecom ......................................    12,750,716
                                                                   ------------
             TRANSPORTATION: 2.91%
 59,064      FDX Corp. ..........................................     3,204,218
                                                                   ------------
             WIRELESS COMMUNICATION EQUIPMENT: 3.64%
 43,768      Nokia Corp. ........................................     4,007,508
                                                                   ------------
             TOTAL INVESTMENTS IN SECURITIES
                (Identified Cost $100,060,916+): 99.64% .........   109,791,785

             OTHER ASSETS LESS LIABILITIES: 0.36% ...............       395,767
                                                                   ------------
             NET ASSETS: 100.00% ................................  $110,187,552
                                                                   ============

+ Cost for federal income tax purposes is the same.

Net unrealized appreciation consists of:
  Gross unrealized appreciation .................................  $ 11,405,708
  Gross unrealized depreciation .................................    (1,674,839)
                                                                   ------------
                                                                   $  9,730,869
                                                                   ============

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX(TM) FUND


STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $100,060,916) ......    $ 109,791,785
Cash .........................................................        1,272,512
Receivables:
  Fund shares sold ...........................................          426,670
  Dividends and interest .....................................           41,163
Prepaid expenses .............................................           26,305
                                                                  -------------
        Total assets .........................................      111,558,435
                                                                  -------------
LIABILITIES
Payables:
  Securities purchased .......................................        1,210,807
  Fund shares redeemed .......................................           50,280
Due to Advisor (Note 3) ......................................           83,962
Accrued expenses .............................................           25,834
                                                                  -------------
        Total liabilities ....................................        1,370,883
                                                                  -------------
NET ASSETS ...................................................    $ 110,187,552
                                                                  =============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($110,187,552/6,288,348 shares outstanding;
  unlimited number of shares authorized without par value) ...    $       17.52
                                                                  =============

SOURCE OF NET ASSETS
  Paid-in capital ............................................    $ 100,580,540
  Undistributed net investment loss ..........................         (215,183)
  Undistributed net realized gain on investments .............           91,326
  Net unrealized appreciation on investments .................        9,730,869
                                                                  -------------
NET ASSETS ...................................................    $ 110,187,552
                                                                  =============

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX(TM) FUND


STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
                                                              FOR THE SIX MONTHS
                                                                     ENDED
                                                                 JUNE 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends ......................................................    $   164,743
Interest .......................................................         38,455
                                                                    -----------
        Total investment income ................................        203,198
                                                                    -----------

EXPENSES
Advisory fees (Note 3) .........................................        280,445
Administration fees (Note 3) ...................................         16,227
Custodian ......................................................         71,028
Accounting .....................................................         18,030
Transfer agent fees ............................................         14,501
Audit fees .....................................................          7,780
Legal fees .....................................................          5,440
Insurance ......................................................          1,724
Trustees' fees .................................................          4,283
Registration fees ..............................................          8,743
Reports to shareholders ........................................          5,558
Miscellaneous ..................................................          2,544
                                                                    -----------
        Total expenses .........................................        436,303
        Commitment fee on credit line (Note 5) .................          1,366
        Less: Expenses reimbursed (Note 3) .....................        (18,033)
                                                                    -----------
        Net expenses ...........................................        419,636
                                                                    -----------
       NET INVESTMENT LOSS .....................................       (216,438)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments .............................         90,295
Net unrealized appreciation on investments .....................      9,318,883
                                                                    -----------
        Net realized and unrealized gain on investments ........      9,409,178
                                                                    -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....    $ 9,192,740
                                                                    ===========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX(TM) FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                FOR THE SIX       DECEMBER 15,
                                                MONTHS ENDED         1998*
                                               JUNE 30, 1999        THROUGH
                                                (UNAUDITED)    DECEMBER 31, 1998
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ...............    $   (216,438)     $    1,255
Net realized gain from investments .........          90,295           1,031
Net unrealized appreciation on investments .       9,318,883         411,986
                                                ------------      ----------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS .....................       9,192,740         414,272
                                                ------------      ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................     103,886,439       9,038,161
Cost of shares redeemed ....................     (12,324,924)       (569,136)
                                                ------------      ----------
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS      91,561,515       8,469,025
                                                ------------      ----------
        TOTAL INCREASE IN NET ASSETS .......     100,754,255       8,883,297

NET ASSETS
Beginning of period ........................       9,433,297         550,000
                                                ------------      ----------
End of period [including undistributed net
  investment income (loss) of $(215,183)
  and $1,255, respectively] ................    $110,187,552      $9,433,297
                                                ============      ==========

CHANGES IN SHARES
Shares sold ................................       6,363,797         677,474
Shares reinvested from distributions .......              --              --
Shares redeemed ............................        (751,554)        (45,369)
                                                ------------      ----------
        Net Increase .......................       5,612,243         632,105
                                                ============      ==========

* Commencement of operations.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX(TM) FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                FOR THE SIX
                                                MONTHS ENDED  DECEMBER 15, 1998*
                                               JUNE 30, 1999       THROUGH
                                                (UNAUDITED)    DECEMBER 31, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period             $  13.95         $12.50
                                                 --------         ------
Income from investment operations:
Net investment income (loss)                        (0.04)            --
Net realized and unrealized gain on
  investments                                        3.61           1.45
                                                 --------         ------
Total from investment operations                     3.57           1.45
                                                 --------         ------
Net asset value, end of period                   $  17.52         $13.95
                                                 ========         ======
Total return                                        25.59%++       11.60%++

Ratios/supplemental data:
Net assets, end of period (thousands)            $110,188         $9,433

Ratio of expenses to average net assets:
    Before expense reimbursement                     1.39%+         1.97%+
    After expense reimbursement                      1.35%+         1.35%+

Ratio of net investment income to average
  net assets:
    Before expense reimbursement                    (0.75%)+        0.02%+
    After expense reimbursement                     (0.71%)+        0.60%+
Portfolio turnover rate                              3.40%          0.11%

*    Commencement of operations.
+    Annualized.
++   Not Annualized.

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


THE BACKDROP

     Tentative signs have emerged that global growth has begun to follow the continuing strong U. S. economic trend, rather than being held back by the financial crises that have dogged the world economy over the last couple of years.

     The continental European economy is beginning to show signs of a domestic, demand-led recovery, although the export-oriented economies of Germany and Italy continue to lag. Interest rate cuts over the last year have increasingly helped stimulate consumer demand, while the softness of the Euro improved trade competitiveness.

     Loose monetary policy in the U. K. has begun to stimulate consumer spending, particularly in the housing and equities markets. The surprising 7.9% first quarter growth rate recorded in Japan cannot be taken at face value alone, but some semblance of stability has clearly returned to the world's second largest economy in response to unprecedented government support packages introduced last year. Latin America is still in the doldrums, but Eastern Europe looks to be shaking off the impact of last year's Russian devaluation. The Asian recovery also continues to gain momentum. Against this background, oil and commod- ity prices are showing renewed signs of life, although core inflation pressures still remain remarkably subdued in most economies.

     In the U. S., the recovery in the global economy has allowed the Federal Reserve to focus on domestic economic issues, resulting in a tightening of monetary policy. The robust level of consumer spending remains, although we see signs that this rate will be slightly more modest in the near future. Mortgage refinance activity has slowed dramatically from the very high levels reached at the end of 1998. Meanwhile, the manufacturing sector has recovered and is now contributing to economic growth. Increased productivity has clearly helped to offset the inflationary consequences of the labor market's tightness.

     As anticipated, the world's Central Banks have pursued policies designed to avoid a deflation. The bond markets have responded accordingly with interest rates rising and yield curves tending to steepen.

THE FUND

     The Fund had a six-month return of -9.13% at June 30. For the three years ending June 30, 1999, the Fund had an average annual total return of 5.34%.

THE OUTLOOK

     We expect fund performance to improve in the coming months as the bear market in bonds eases further and the U. S. dollar weakens. The various bond markets remain attractive in the current, low inflation and global growth environment.

     While U. S. economic growth should continue at a more modest pace in the second half of the year, we do not expect a significant slowdown with the current high level of employment and improving international outlook. The slightly slower economic activity and rising import prices should cause headline inflation to rise toward the end of the year, but core inflation should remain stable. The bond market has spent the last seven months anticipating higher short rates, as well as higher inflation, and is now better able to take advantage of this possible economic situation.

     In Asia ex-Japan, we believe recovery in the crisis economies will continue steadily. Most encouraging is the increase in consumer spending, notably in Korea and Singapore. Together with the increase in exports, retail sales and property market transactions, these factors should prevent growth from falling in 2000.

     Although the worst of the Japanese recession appears to be over, the outlook for sustained growth is still problematic. Waning fiscal policy support, non-self-sustaining private demand, corporate restructuring and weak consumer spending will be key factors in limiting economic growth. As a result, Japanese bond yields may eventually rise.

     Europe and the U. K. offer more positive news, given the continued strength of U. S. demand and the recovery in Asia. We are confident that GDP growth, consumer spending and exports will accelerate next year. Nevertheless, with core inflation pressures still very subdued, the first rise in interest rates may not materialize until well into 2000. The fixed interest markets are now discounting too much bad news, including the expected raise in U. S. interest rates, and should perform well in the third quarter.

     Looking ahead in the currencies markets, we expect the Euro to bottom out during the third quarter on the back of a strengthening growth outlook in continental Europe. We have already built up a modest overweight position in the Euro on value grounds and will look for opportunities to increase this holding once stronger evidence of a second half growth recovery is apparent. With demand trends also strengthening in Asia and Japan, the outlook for commodity exporting currencies should continue to improve. We recently added Canadian dollars to our existing core positions in the Australian dollar and Swedish krone, and we may take advantage of recent under-performance of the New Zealand dollar to further diversify our exposure to this theme.

-- Michael Daley
London

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

                                 FUND HIGHLIGHTS


                            KEY PORTFOLIO STATISTICS
                                  AS OF 6/30/99

# of Holdings in the Portfolio:     24               FUND MANAGER:
Portfolio Turnover:             122.16%              Michael Daley
% of Holdings in Top 10:         30.62%

 TOP 5 HOLDINGS (% OF NET ASSETS)       CURRENCY ALLOCATION (% OF NET ASSETS)
Deutschland Republic 5.25%                Euro                          45.65%
 1/4/2008                         9.88%   U.S. Dollar                   15.28%
US Treasury Infl. Index Note              Yen                           15.71%
 3.801% 1/15/08                   5.52%   Sterling                       7.90%
Asia Development Bank 5.50%               Australian Dollar              7.70%
 4/23/2004                        5.12%

                                          TOP 5 COUNTRIES (% OF NET ASSETS)
Tokyo Metro 6.125%
 3/27/2006                        5.07%    Supranational                22.59%
Int'l American Development                 United States                15.50%
 Bank 6.375% 10/22/2007           5.03%    Germany                       9.88%
                                           United Kingdom                7.39%
                                           Japan                         5.07%

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               THE GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND AND
                THE SALOMON BROTHERS' WORLD GOVERNMENT BOND INDEX


                    Guinness Flight Global        Salomon Brothers' World
                     Government Bond Fund          Government Bond Index
                     --------------------          ---------------------
6/30/94*                   $10,000                        $10,000
12/31/94                     9,767                         10,166
6/30/95                     10,638                         11,879
12/31/95                    11,183                         12,102
6/30/96                     11,197                         11,923
12/31/96                    11,877                         12,540
6/30/97                     11,732                         12,386
12/31/97                    12,218                         12,569
6/30/98                     12,672                         12,919
12/31/98                    14,404                         14,491
3/31/99                     13,672                         13,932
6/30/99                     13,088                         13,451

* Inception date.

Average Annual Total Return

     One Year       Five Years       Since Inception
     --------       ----------       ---------------

       3.28%           5.53%              5.53%


Past performance is not predictive of future performance.

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT     GOVERNMENT BONDS: 90.28%                           VALUE
--------------------------------------------------------------------------------
                     AUSTRALIA: 4.95%
A$       650,000     Australian Government
                      8.750% 08/18/2008 ..........................  $   502,084
                                                                    -----------
                     BELGIUM: 4.79%
BEF      440,247     Belgium Government
                      5.750% 03/28/2008 ..........................      485,775
                                                                    -----------
                     COLUMBIA: 0.46%
GBP       35,000     Republic of Columbia
                      9.750% 02/11/2008 ..........................       47,063
                                                                    -----------
                     CROATIA: 1.25%
US$      150,000     Croatia Government Nat'l Series B
                      5.813% 07/31/2006 ..........................      126,375
                                                                    -----------
                     FRANCE: 2.39%
FF       224,450     Republic of France - OAT
                      5.250% 04/25/2008 ..........................      243,012
                                                                    -----------
                     GERMANY: 9.88%
DM       927,315     Deutschland Republic
                      5.250% 01/04/2008 ..........................    1,002,568
                                                                    -----------
                     JAPAN: 5.07%
US$      535,000     Tokyo Metro
                      6.125% 03/27/2006 ..........................      514,135
                                                                    -----------
                     NETHERLANDS: 4.43%
NLG      417,024     Netherlands Government
                      5.250% 07/15/2008 ..........................      449,147
                                                                    -----------
                     NORWAY: 5.04%
NOK    3,990,000     Norwegian Government
                      5.750% 11/30/2004 ..........................      511,064
                                                                    -----------
                     SOUTH AFRICA: 0.99%
US$      100,000     Republic of South Africa
                      9.625% 12/15/1999 ..........................      100,500
                                                                    -----------
                     SPAIN: 2.08%
ESP      200,000     Spanish Government
                      5.150% 07/30/2009 ..........................      211,489
                                                                    -----------

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------
                     SUPRANATIONAL: 22.59%
US$      540,000     Asian Development Bank
                      5.500% 04/23/2004 ..........................   $  519,210

US$      540,000     European Investment Bank
                      5.000% 01/12/2004 ..........................      509,760

US$      520,000     Inter-American Development Bank
                      6.375% 10/22/2007 ..........................      510,120

JPY   57,000,000     International Bank Recon & Development
                      2.000% 02/18/2008 ..........................      478,122

US$      285,000     International Finance Corp.
                      5.500% 02/18/2003 ..........................      276,308
                                                                    -----------
                     Total Supranational .........................    2,293,520
                                                                    -----------
                     SWEDEN: 2.50%
SEK    2,100,000     Kingdom of Sweden Government
                      5.000% 01/28/2009 ..........................      253,406
                                                                    -----------
                     UNITED KINGDOM: 7.39%
(pound)  292,000     United Kingdom Government
                      8.000% 06/10/2003 ..........................      501,046

(pound)  150,000     United Kingdom Government
                      5.750% 12/07/2009 ..........................      248,874
                                                                    -----------
                     Total United Kingdom ........................      749,920
                                                                    -----------
                     UNITED STATES: 15.50%
JPY   30,000,000     FNMA Global JPY Notes
                      1.750% 03/26/2008 ..........................      245,938

US$      503,000     U. S. Treasury Note
                      6.250% 02/15/2007 ..........................      512,589

US$      560,000     U. S. Treasury Inflation Index Note
                      3.625% 01/15/2008 ..........................      559,947

US$      250,000     U. S. Treasury Bond
                      6.375% 08/15/2027 ..........................      255,469
                                                                    -----------
                     Total United States .........................    1,573,943
                                                                    -----------

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1999 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------
                     VENEZUELA: 0.97%
EUR      100,000     PDVSA Finance
                      6.250% 02/15/2006 ..........................  $    98,066
                                                                    -----------
                     TOTAL GOVERNMENT BONDS
                      (Identified Cost $9,620,930+): 90.28% ......    9,162,067

                     OTHER ASSETS LESS LIABILITIES: 9.72% ........      986,175
                                                                    -----------
                     NET ASSETS: 100.00% .........................  $10,148,242
                                                                    ===========

+ Cost for federal income tax purposes is the same.

Net unrealized depreciation consists of:
  Gross unrealized appreciation ..................................  $    22,401
  Gross unrealized depreciation ..................................     (481,264)
                                                                    -----------
                                                                    $  (458,863)
                                                                    ===========

See accompanying notes to financial statements.

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments in securities, at value (cost $9,620,930) ..........   $  9,162,067
Cash ...........................................................      1,010,117

Receivable:
  Interest .....................................................        187,476
  Due from Advisor .............................................          8,465
                                                                   ------------
  Total assets .................................................     10,368,125
                                                                   ------------
LIABILITIES
Payables:
  Distributions to shareholders ................................         27,213
  Unrealized loss on forward foreign currency contracts (Note 6)        167,326
  Accrued expenses .............................................         25,344
                                                                   ------------
  Total liabilities ............................................        219,883
                                                                   ------------
NET ASSETS .....................................................   $ 10,148,242
                                                                   ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($ 10,148,242/839,910 shares outstanding; unlimited
  number of shares authorized without par value) ...............   $      12.08
                                                                   ============

SOURCE OF NET ASSETS
  Paid-in capital ..............................................   $ 10,700,298
  Undistributed net investment income ..........................          6,359
  Undistributed net realized gain on investments ...............         73,510
  Net unrealized depreciation on:
    Investments ................................................       (458,863)
    Foreign currency ...........................................       (173,062)
                                                                   ------------
NET ASSETS .....................................................   $ 10,148,242
                                                                   ============

See accompanying notes to financial statements.

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
                                                              FOR THE SIX MONTHS
                                                                     ENDED
                                                                 JUNE 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest ......................................................  $   253,054
                                                                 -----------

EXPENSES
Advisory fees (Note 3) ........................................       40,533
Administration fees (Note 3) ..................................       13,511
Custodian .....................................................        7,324
Accounting ....................................................       20,686
Transfer agent fees ...........................................       14,237
Audit fees ....................................................        8,185
Legal fees ....................................................        1,327
Insurance fees ................................................          523
Trustee's fees ................................................        2,788
Registration fees .............................................        7,013
Reports to shareholders .......................................          620
Deferred organization costs amortization ......................        8,075
Miscellaneous .................................................        2,480
                                                                 -----------
       Total expenses .........................................      127,302
       Commitment fee on credit line (Note 5) .................          851
       Less: Expenses reimbursed (Note 3) .....................      (87,626)
                                                                 -----------
       Net expenses ...........................................       40,527
                                                                 -----------
       NET INVESTMENT INCOME ..................................      212,527
                                                                 -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments ............................      (65,529)
Net realized loss from foreign currency .......................      (38,715)
Net unrealized depreciation on:
       Investments ............................................     (817,278)
       Foreign currency .......................................     (344,851)
                                                                 -----------
       Net Realized and Unrealized Loss on Investments ........   (1,266,373)
                                                                 -----------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...  $(1,053,846)
                                                                 ===========

See accompanying notes to financial statements.

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                 MONTHS ENDED    FOR THE YEAR
                                                JUNE 30, 1999        ENDED
                                                 (UNAUDITED)   DECEMBER 31, 1998
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income ........................  $    212,527     $    422,877
Net realized gain (loss) from investments ....       (65,529)         626,392
Net realized loss on foreign currency ........       (38,715)        (126,803)

Net unrealized appreciation (depreciation) on:
  Investments ................................      (817,278)         270,419
  Foreign currency ...........................      (344,851)         197,272
                                                ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS ..................    (1,053,846)       1,390,157
                                                ------------     ------------
NET EQUALIZATION CREDITS .....................          (166)          (7,556)
                                                ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................      (206,001)        (417,826)
From net realized gains ......................            --         (318,313)
                                                ------------     ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......      (206,001)        (736,139)
                                                ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................     2,975,848        6,879,372
Net asset value of shares issued on
  reinvestment of distributions ..............       164,314          686,191
Cost of shares redeemed ......................    (2,932,659)      (7,027,191)
                                                ------------     ------------
    NET INCREASE FROM CAPITAL SHARE
    TRANSACTIONS .............................       207,503          538,372
                                                ------------     ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS ..    (1,052,510)       1,184,834

NET ASSETS
Beginning of period ..........................    11,200,752       10,015,918
                                                ------------     ------------
End of period (including undistributed net
  investment income of $6,359 and $0,
  respectively) ..............................  $ 10,148,242     $ 11,200,752
                                                ============     ============
CHANGES IN SHARES
Shares sold ..................................       230,015          516,058
Shares issued from dividend distributions ....        12,859           52,307
Shares redeemed ..............................      (229,733)        (551,277)
                                                ------------     ------------
       Net Increase ..........................        13,141           17,088
                                                ============     ============

See accompanying notes to financial statements.

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------
                                         FOR THE SIX
                                            MONTHS
                                             ENDED                                                      FROM
                                           JUNE 30,       FOR THE YEAR ENDED DECEMBER 31,          JUNE 30, 1994*
                                             1999       ----------------------------------------       THROUGH
                                          (UNAUDITED)     1998      1997      1996      1995        DEC. 31, 1994
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 13.55     $ 12.37   $ 12.72   $ 12.77    $ 12.00        $ 12.50
                                            -------     -------   -------   -------    -------        -------
Income from investment operations:
     Net investment income                     0.25        0.58      0.63      0.63       0.69           0.29
     Net realized and unrealized gain
     (loss) on investments                    (1.48)       1.58     (0.29)     0.13       1.01          (0.58)
                                            -------     -------   -------   -------    -------        -------
Total from investment operations              (1.23)       2.16      0.34      0.76       1.70          (0.29)
                                            -------     -------   -------   -------    -------        -------

Less distributions:
     From net investment income               (0.24)      (0.58)    (0.49)    (0.69)     (0.65)         (0.21)
     From net realized gains                     --       (0.40)    (0.11)    (0.12)     (0.28)            --
     Return of capital                           --          --     (0.09)       --         --             --
                                            -------     -------   -------   -------    -------        -------
Total distributions                           (0.24)      (0.98)    (0.69)    (0.81)     (0.93)         (0.21)
                                            -------     -------   -------   -------    -------        -------
Net asset value, end of period              $ 12.08     $ 13.55   $ 12.37   $ 12.72    $ 12.77        $ 12.00
                                            =======     =======   =======   =======    =======        =======

Total return                                  (9.13)%+    17.89%     2.87%    6.21%      14.49%         (2.33)%+

Ratios/supplemental data:
Net assets, end of period (thousands)       $10,148     $11,201   $10,016   $ 6,564    $ 1,153        $   751
Ratio of expenses to average net
     assets:
     Before expense reimbursement              2.36%**     2.76%     3.15%     8.21%     21.52%***      40.78%**
     After expense reimbursement               0.75%**     0.75%     0.75%     1.31%      1.73%          1.75%**
Ratio of net investment income to
  average net assets:
     Before expense reimbursement              4.30%**     2.44%     2.67%    (1.76)%   (14.26)%       (34.18)%**
     After expense reimbursement               3.94%**     4.46%     5.07%     5.14%      5.53%          4.86%**
Portfolio turnover rate                      122.16%     166.72%   185.55%   296.51%    202.54%         46.15%

*    Commencement of operations.
+    Not annualized.
**   Annualized.
*** Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 21.68%.

See accompanying notes to financial statements.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Guinness Flight Investment Funds (the "Trust"), a Delaware business trust, was organized on April 28, 1997 and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Funds offer seven separate series portfolios: Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund") whose objective is long-term capital appreciation, Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund") whose objective is long-term capital appreciation, Guinness Flight China & Hong Kong Fund (the "China & Hong Kong Fund") whose objective is long-term capital appreciation, Guinness Flight Mainland China Fund ("Mainland China Fund") whose objective is long-term capital appreciation, Guinness Flight New Europe Fund ("New Europe Fund") whose objective is long-term capital appreciation, Guinness Flight Wired Index(TM) Fund ("Guinness Flight Wired INDEX(TM) Fund") whose objective is long-term capital appreciation, and the Guinness Flight Global Government Bond Fund (the "Global Government Bond Fund") whose objective is to provide current income and capital appreciation (collectively, the "Funds"). The China & Hong Kong and Global Government Bond Funds began operations on June 30, 1994, the Asia Blue Chip and Asia Small Cap Funds began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, the New Europe Fund began operations on November 23, 1998 and the Guinness Flight Wired INDEX(TM) Fund began operations on December 15, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on an exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there has been no sale are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Due to the inherent uncertainty of valuation, the values of securities for which quotations are not readily available may differ significantly from the values that would have been used had a ready

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

market for the securities existed, and the differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

     U. S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U. S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

     Foreign securities are recorded in the financial statements after translation to U. S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments.

     Interest income is translated at the exchange rates that existed on the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

     B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies at specific future dates and at specified rates, and are subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U. S. financial institutions.

     C.   SECURITY   TRANSACTIONS,   DIVIDENDS   AND   DISTRIBUTIONS.   Security
transactions  are  accounted  for  on  the  trade  date.   Dividend  income  and
distributions to shareholders are recorded on the ex-dividend date.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

     As of June 30, 1999 for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future realized capital gains: the Asia Blue Chip Fund has capital loss carryforwards totaling of $3,689,792, of which $532,335 expires in 2005 and $3,157,457 expires in 2006;
the Asia Small Cap Fund has capital loss carryforwards totaling of $80,850,770, of which $17,996,189 expires in 2005 and $62,854,581 expires in 2006; the China & Hong Kong Fund has a capital loss carryforward of $70,290,227 expiring in 2006 and the Mainland China Fund has a capital loss carryforward of $2,515,925 expiring in 2006. To the extent that such carryforwards are used, no capital gains distributions will be made.

     E. EQUALIZATION. The Global Government Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and the costs of redemptions equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of the Fund's shares.

     F. DEFERRED ORGANIZATION COSTS. The China & Hong Kong Fund and the Global Government Bond Fund have each incurred expenses of $58,785 in connection with their organization. The Asia Blue Chip Fund and the Asia Small Cap Fund have each incurred expenses of $8,745 in connection with their organization. The Mainland China Fund has incurred an expense of $23,338 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Funds commenced investment operations. In the event that any of the initial shares of the Funds are redeemed by their holders during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

     G. CONCENTRATION OF RISK. The Asia Blue Chip Fund and Asia Small Cap Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The New Europe Fund invests substantially all of its assets in companies located in Europe or that conduct the majority of their business activities in Europe. The Guinness Flight Wired INDEX(TM) Fund invests substantially all of its assets in securities of companies that comprise the Guinness Flight Wired Index Fund.

     In 1998, Malaysian government implemented certain foreign exchange control measures which included the requirement for portfolio capital to be in Malaysia for at least 12 months prior to repatriation. On February 4, 1999, the 12 month holding rule was replaced with a graduated levy on the repatriation of capital invested. These restrictions affected the liquidity and valuation of Malaysian securities. On June 30, 1999, the Asia Blue Chip Fund and Asia Small Cap Fund held $621,421 and $2,590,905 in investments of Malaysian securities, respectively. These investments are valued at their fair values as determined in good faith by the Board of Trustees of the Funds.

     H. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     I. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account for and report distributions to shareholders in accordance with the American Institute of
Certified Public Accountant's Statement of Position 93-1: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryforwards and net realized loss on foreign currency transactions. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interests in the Funds.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with Guinness Flight Investment Management Limited (the "Advisor"), to provide the Funds with investment management services. The Advisor furnished all investment advice, office space and certain administrative services and provides certain personnel needed by the Funds. As compensation for its services, the Advisor received a monthly fee equal to the following annual percentages of daily average net assets:

Asia Blue Chip Fund                1.00%
Asia Small Cap Fund                1.00%
China & Hong Kong Fund             1.00%
Mainland China Fund                1.00%
New Europe Fund                    1.00%
Guinness Flight Wired Index Fund   0.90% on the 1st $100 million
                                   0.75% on the next $100-$500 million and
                                   0.60% on net assets greater than $500 million
Global Government Bond Fund        0.75%

     The Funds are responsible for their own operating expenses. The Advisor and Investment Company Administration, L.L.C. ("Administrator") have agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels. Expenses reimbursed from the Advisor for the year ended June 30, 1999 are stated in the Funds' Statement of Operations:

Asia Blue Chip Fund                1.98%
Asia Small Cap Fund                1.98%
China & Hong Fund Fund             1.98%
Mainland China Fund                1.98%
New Europe Fund                    1.98%
Guinness Flight Wired INDEX(TM)
  Fund                             1.35%
Global Government Bond Fund        0.75%

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The cumulative unreimbursed amounts paid by the Advisor on behalf of the Funds from their inception to June 30, 1999 are as follows:

          Asia Blue Chip Fund                           $419,319
          Asia Small Cap Fund                           $278,776
          Mainland China Fund                           $261,627
          New Europe Fund                               $ 57,417
          Global Government Bond Fund                   $950,226

     Effective December 31, 1997, the Advisor agreed to amend the expense reimbursement agreement to limit the period within which the Advisor may recoup the above amounts from the Funds to no later than December 31, 2002, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

     The Administrator provides administrative services to the Funds' under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives an annual fee equal to 0.25% of the Funds' average daily net assets, subject to a $40,000 annual minimum for the China & Hong Fund Fund, an annual fee equal to 0.05% of the Guinness Flight Wired INDEX(TM) Fund's average daily net assets, subject to a $20,000 annual minimum and $100,000 allocated on average daily net assets for the Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund, New Europe Fund, and the Global Government Bond Fund.

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Funds are also officers and/or Trustees of the Administrator and Distributor.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Outside Trustees are compensated by the Trust at the total rate of $10,000 (with the exception of chairman who receives $11,000) per year and any travel expenses incurred.

     The Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter (with the exception of chairman who receives $2,750), which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value been invested in a designated investment. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities,  excluding
U. S. Government obligations and short-term investments, for the period ended June 30, 1999 were:

FUND                                                 PURCHASES          SALES
----                                                 ---------          -----

Asia Blue Chip Fund ..........................      $ 3,830,158      $ 4,082,672
Asia Small Cap Fund ..........................      $11,416,986      $26,875,403
China & Hong Fund Fund .......................      $23,620,680      $58,331,376
Mainland China Fund ..........................      $ 4,347,371      $ 3,965,915
New Europe Fund ..............................      $   635,458      $   129,790
Guinness Flight Wired INDEX(TM) Fund .........      $93,705,824      $ 2,078,579
Global Government Bond Fund ..................      $ 5,560,955      $ 1,824,567

     Purchases and sales of U. S. Government obligations by the Global Government Bond Fund were $1,475,178 and $5,092,469, respectively.

NOTE 5 - LINE OF CREDIT

The Funds have a $25 million committed line of credit with a bank that expires on September 15, 1999. The interest rate on the line of credit at June 30, 1999, is the bank's base rate of 6.00% and is revised from time to time.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 1999, the Funds had entered into forward foreign currency contracts which obligated the Funds to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered by the Funds and the net amount is shown as a receivable or payable in the financial statements. Open forward foreign currency exchange contracts at June 30, 1999 were as follows:

                       GUINNESS FLIGHT ASIA SMALL CAP FUND

                                                      DELIVERY      UNREALIZED
CURRENCY  RECEIVABLE     CURRENCY DELIVERABLE           DATE        GAIN/(LOSS)
--------------------------------------------------------------------------------
  US$       29,924    Hong Kong Dollar 232,134        07/02/99         $  (6)
  US$      328,385    Thai Baht 12,084,567            07/02/99          (490)
                                                                       -----
                         Total Forward Contracts                       $(496)
                                                                       =====

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

                                                      DELIVERY      UNREALIZED
CURRENCY  RECEIVABLE     CURRENCY DELIVERABLE           DATE        GAIN/(LOSS)
--------------------------------------------------------------------------------
  US$     1,462,364   Hong Kong Dollar 11,344,146     07/02/99         $ 159
                                                                       -----
                            Total Forward Contracts                    $ 159
                                                                       =====

                       GUINNESS FLIGHT MAINLAND CHINA FUND

                                                      DELIVERY      UNREALIZED
CURRENCY  RECEIVABLE     CURRENCY DELIVERABLE           DATE        GAIN/(LOSS)
--------------------------------------------------------------------------------

  US$          903    Hong Kong Dollar 6,840          05/15/99         $ (21)
  US$       70,724    Hong Kong Dollar 546,631        07/02/99           (15)
                                                                       -----
                            Total Forward Contracts                    $ (36)
                                                                       =====

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

                                                        DELIVERY     UNREALIZED
CURRENCY  RECEIVABLE     CURRENCY DELIVERABLE             DATE       GAIN/(LOSS)
--------------------------------------------------------------------------------

  US$     1,323,772   Australian Dollar 2,045,911       09/09/99    $    9,901
  US$       561,610   Canadian Dollar 835,000           09/09/99       (11,577)
  US$     6,475,544   Euro 5,992,955                    09/09/99      (133,478)
  US$     2,333,454   British Pound Sterling 1,443,460  09/09/99       (19,491)
  US$     2,414,470   Japanese Yen 284,776,247          09/09/99       (25,162)
  US$     1,088,933   Norwegian Krone 8,457,522         09/09/99        12,392
  US$       580,605   Swedish Krona 4,833,403           09/09/99         4,313
  US$       528,293   Canadian Dollar 770,000           12/09/99        (4,224)
                                                                    ----------
                            Total Forward Contracts                 $ (167,326)
                                                                    ==========

NOTE 7 - YEAR 2000 ISSUES

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Advisor, Administrator or other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Advisor and Administrator are taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by each Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds. For the six months ended June 30, 1999, the Funds incurred no significant year 2000 related expenses and do not expect to incur significant year 2000 expenses in the future.

NOTE 8 - FUTURES CONTRACTS

Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit (initial margin) with its custodian in a segregated account. Subsequent payments (daily variation margin), which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day and are recorded as unrealized gains

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX(TM) FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than original margin deposit required to initiate the futures transaction. During the period ended December 31, 1998, the China & Hong Kong Fund entered in to futures contracts which resulted in net realized losses of $1,315,976. There was no other futures trading activity during the year. At June 30, 1999, there were no open futures contracts.

84